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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                           Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2010 through November 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Oak Ridge Large
Cap Growth Fund

Annual Report | November 30, 2011

Ticker Symbols:
Class A   ORILX
Class B   ORLBX
Class C   ORLCX
Class R   ORLRX
Class Y   PORYX


[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               15
Schedule of Investments                                                       17
Financial Statements                                                          21
Notes to Financial Statements                                                 30
Report of Independent Registered Public Accounting Firm                       38
Approval of Investment Advisory and Sub-Advisory Agreements                   39
Trustees, Officers and Service Providers                                      43


         Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    1

President's Letter


Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good investment opportunities in both equity and bond markets, using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    3

Portfolio Management Discussion | 11/30/11


In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the subadviser of Pioneer Oak Ridge Large Cap Growth Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2011. Mr. Klaskin is Pioneer Oak Ridge Large Cap Growth Fund's lead portfolio manager.

Q  How did the Fund perform during the 12 months ended November 30, 2011?

A Pioneer Oak Ridge Large Cap Growth Fund Class A shares returned 3.71% at net asset value during the 12-month period ended November 30, 2011, while the Fund's benchmarks, the Russell 1000 Growth Index (the Russell Index) and the Standard & Poor's 500 Index (the S&P 500), returned 8.65% and 7.81%, respectively. During the same period, the average return of the 756 mutual funds in Lipper's Large Cap Growth Funds category was 4.65%.

Q How would you characterize the Fund's performance during the 12 months ended November 30, 2011?

A Although the Fund's performance has improved somewhat relative to recent years, it nonetheless finished the 12-month period with a return below that of its benchmarks. Our stock selection process produced modestly positive results for the Fund, but was offset by two factors. First, the Fund held a substantial underweight position in Apple, which gained more than 20% and outperformed both the information technology sector and the broader market by a wide margin over the 12-month period. Apple makes up an enormous portion of the primary Russell Index benchmark, with a weighting of about 5.5%, which is not the type of concentrated position we would typically take in the Fund's portfolio. Second, the Fund didn't own ExxonMobil, which also outperformed during the period, returning better than 15%. ExxonMobil simply does not meet our criteria for growth, and so we have never held the company's stock in the Fund's portfolio.

   Together, the two positions accounted for a sizeable portion of the Fund's benchmark-relative underperformance over the 12 months ended November 30, 2011. Aside from that, the Fund demonstrated better results from our stock-selection process over the period than we've seen in the recent past.


Q What were some factors that helped the Fund's performance during the 12 months ended November 30, 2011?

A The Fund generated its strongest performance in the consumer discretionary sector. The portfolio held what could be termed a "barbell" position in the sector -- with weightings in luxury stocks on one hand and value retailers on the other -- as middle class consumers have been squeezed by the


4    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11
   weak economy. The strategy worked well, as the Fund benefited from the outperformance of both Dollar Tree Stores and Coach. Dollar Tree has grown to be the largest single-price-point discount retailer in the United States, offering consumers a balanced assortment of everyday basics and "treasure hunt" discretionary merchandise for $1 or less. The unique business model drives industry-leading profit margins for the company, and has resulted in consistent earnings growth. Coach, which does a large portion of its business in Japan, fell sharply after the March 2011 earthquake in that country clouded the outlook for the Japanese economy. We purchased the shares for the Fund at a substantial valuation discount, and performance benefited as the stock rebounded. The Fund's performance in the consumer discretionary sector also was helped by positions in stocks whose profit margins held up well in the weak economy, such as O'Reilly Automotive and VF.

   Materials proved to be the Fund's second-best sector over the 12-month period due to a significant underweight position in the poor-performing market segment. The Fund typically has had below-market exposure in the materials group, since the sector's dependence on commodity prices makes reliable growth companies difficult to find. At a time in which investors' primary concern was the slowdown in global growth, this element of the Fund's positioning provided a measure of shelter in a volatile market.

   Our stock selection process also worked very well for the Fund in health care, where three individual holdings stood out. Allergan, the maker of Botox, gained more than 26% on the rising acceptance of the treatment as an element of cosmetic surgery, while Abbott Labs rose substantially as investors applauded the company's decision to unlock value by splitting itself into two parts. Intuitive Surgical also produced a nice return for the Fund following a positive earnings report. We had been watching the stock for some time and finally saw our buying opportunity during the late-summer 2011 market correction.

Q Where did the Fund's stock selection fall short of expectations over the 12 months ended November 30, 2011?

A Consumer staples, energy, industrials, and information technology all were areas of weakness for the Fund over the 12 months ended November 30, 2011.

   The Fund's positioning in consumer staples cost some performance on two fronts. First, the Fund held an underweight position in what proved to be one of the best-performing sectors in the market. Second, our stock picks failed to keep up with the broader sector. The Fund's position in Walgreen lost ground over the period, due in part to the company's ongoing conflict with Express Scripts over pricing, while positions in PepsiCo and Procter & Gamble both lagged their industry peers.


         Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    5

   Portfolio holdings in the energy sector generally were more leveraged to the price of oil than the average stock in the sector, which meant that weakness in the commodity had an outsized impact on the Fund's returns. Oil services companies Halliburton and Schlumberger, in particular, cost the Fund some relative performance. Overall, however, we believe the portfolio's holdings in energy either have exceptional properties or are the leading service providers in the industry. We expect that faster-growing energy companies will recover once global demand resumes and prices begin to reflect an environment of tight supplies.

   The Fund's performance also fell short in the industrials sector, where PACCAR, Johnson Controls, and Illinois Tool Works all suffered on the prospects of weaker economic growth. We elected to sell PACCAR from the Fund's portfolio, but we believe the other two stocks are well-managed leaders that should provide broad exposure to an improving economy.

   In information technology, much of the Fund's benchmark-relative underperformance stemmed from a position in data storage company NetApp. While we anticipate increased demand for storage in the long run, demand has suffered more recently due to the difficult conditions faced by large financial institutions with greater storage needs. We remain positive on the stock, as we expect it to be a major beneficiary of the rapidly growing demand for storage over the next several years.

Q  What are your thoughts on the market as a whole?

A It appears that equity investors have experienced a crisis in confidence due to the persistent negative headlines regarding the world economy. There are indeed a few indications that business conditions have slowed, which raises questions about whether or not the economy will slip back into a recession in 2012. While there are in fact a host of legitimate concerns, we also believe that investor sentiment has swung too far towards pessimism and that stock valuations now look quite compelling for longer-term investors. Stocks appear to be priced for a substantial decline in corporate profits, yet that scenario seems far from guaranteed. Given the combination of low interest rates, improved lending conditions, strong corporate balance sheets, and huge investor cash balances waiting on the sidelines, we feel the longer-term outlook for equities is reasonably bright.

   The Fund remains positioned in what we believe are high-quality, growth-oriented equities, and we have used periods of market weakness to increase the portfolio's exposure to faster-growing companies with attractive valuations and extraordinary balance sheets. We think the information technology sector, where companies have unprecedented levels of cash on their balance sheets, offers more than its share of compelling investment ideas. We believe our opportunistic approach should help position the Fund for the environment of improving economic growth that we foresee in the year ahead.


6    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Please refer to the Schedule of Investments on pages 17-20 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


         Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    7

Portfolio Summary | 11/30/11


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     29.7%
Consumer Discretionary                                                     20.0%
Health Care                                                                13.7%
Industrials                                                                12.1%
Energy                                                                     11.3%
Consumer Staples                                                            6.2%
Financials                                                                  4.8%
Materials                                                                   2.2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    IBM Corp.                                                           5.52%
 2.    Apple, Inc.                                                         4.14
 3.    EMC Corp.                                                           3.18
 4.    Dollar Tree Stores, Inc.                                            3.13
 5.    Danaher Corp.                                                       2.86
 6.    Occidental Petroleum Corp.                                          2.74
 7.    Concho Resources, Inc.                                              2.72
 8.    Oracle Corp.                                                        2.72
 9.    Allergan, Inc.                                                      2.69
10.    Qualcomm, Inc.                                                      2.64

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Prices and Distributions | 11/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                          11/30/11                           11/30/10
--------------------------------------------------------------------------------
        A                             $12.02                             $11.59
--------------------------------------------------------------------------------
        B                             $11.24                             $10.94
--------------------------------------------------------------------------------
        C                             $11.30                             $11.00
--------------------------------------------------------------------------------
        R                             $11.66                             $11.27
--------------------------------------------------------------------------------
        Y                             $12.21                             $11.75
--------------------------------------------------------------------------------


Distributions per Share: 12/1/10-11/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment           Short-Term            Long-Term
      Class               Income             Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A                   $--                     $--                 $--
--------------------------------------------------------------------------------
       B                   $--                     $--                 $--
--------------------------------------------------------------------------------
       C                   $--                     $--                 $--
--------------------------------------------------------------------------------
       R                   $--                     $--                 $--
--------------------------------------------------------------------------------
       Y                   $--                     $--                 $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of U.S. large-cap growth stocks. The Standard & Poor's 500 Index is a broad measure of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.


         Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    9

Performance Update | 11/30/11                                     Class A Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                           Net Asset             Public Offering
Period                                     Value (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years                                    1.46%                 0.85%
5 Years                                    -0.97                 -2.14
1 Year                                      3.71                 -2.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross                 Net
--------------------------------------------------------------------------------
                                           1.50%                 1.20%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak Ridge              Russell 1000
             Large Cap Growth Fund          Growth Index           S&P 500 Index
11/01        $ 9,425                        $10,000                $10,000
             $ 8,155                        $ 7,732                $ 8,349
11/03        $ 9,018                        $ 9,027                $ 9,608
             $10,091                        $ 9,553                $10,843
11/05        $11,152                        $10,483                $11,758
             $11,432                        $11,360                $13,430
11/07        $12,387                        $12,791                $14,466
             $ 7,573                        $ 7,707                $ 8,957
11/09        $ 9,939                        $10,443                $11,231
             410,498                        $11,909                $12,350
11/11        $10,888                        $12,938                $13,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class A shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


10    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class B Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                           If               If
 Period                                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                                    0.59%            0.59%
5 Years                                    -1.87            -1.87
1 Year                                      2.74            -1.26
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross            Net
--------------------------------------------------------------------------------
                                           2.48%            2.10%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak Ridge              Russell 1000
             Large Cap Growth Fund          Growth Index           S&P 500 Index
11/01        $10,000                        $10,000                $10,000
             $ 8,589                        $ 7,732                $ 8,349
11/03        $ 9,428                        $ 9,027                $ 9,608
             $10,474                        $ 9,553                $10,843
11/05        $11,460                        $10,483                $11,758
             $11,649                        $11,360                $13,430
11/07        $12,496                        $12,791                $14,466
             $ 7,574                        $ 7,707                $ 8,957
11/09        $ 9,847                        $10,443                $11,231
             $10,318                        $11,909                $12,350
11/11        $10,601                        $12,938                $13,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class B shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    11

Performance Update | 11/30/11                                     Class C Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                           If                If
Period                                     Held              Redeemed
--------------------------------------------------------------------------------
10 Years                                    0.63%             0.63%
5 Years                                    -1.84             -1.84
1 Year                                      2.73              2.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross             Net
--------------------------------------------------------------------------------
                                           2.24%             2.10%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak Ridge              Russell 1000
             Large Cap Growth Fund          Growth Index           S&P 500 Index
11/01        $10,000                        $10,000                $10,000
             $ 8,589                        $ 7,732                $ 8,349
11/03        $ 9,428                        $ 9,027                $ 9,608
             $10,482                        $ 9,553                $10,843
11/05        $11,485                        $10,483                $11,758
             $11,691                        $11,360                $13,430
11/07        $12,555                        $12,791                $14,466
             $ 7,617                        $ 7,707                $ 8,957
11/09        $ 9,898                        $10,443                $11,231
             $10,370                        $11,909                $12,350
11/11        $10,652                        $12,938                $13,314


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class C shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class C shares were first publicly offered on February 17, 2004.


12    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                           If                If
Period                                     Held              Redeemed
--------------------------------------------------------------------------------
10 Years                                    1.00%             1.00%
5 Years                                    -1.22             -1.22
1 Year                                      3.46              3.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross             Net
--------------------------------------------------------------------------------
                                           1.67%             1.45%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak Ridge             Russell 1000
             Large Cap Growth Fund         Growth Index             S&P 500 Index
11/01        $10,000                       $10,000                  $10,000
             $ 8,611                       $ 7,732                  $ 8,349
11/03        $ 9,475                       $ 9,027                  $ 9,608
             $10,430                       $ 9,553                  $10,843
11/05        $11,481                       $10,483                  $11,758
             $11,750                       $11,360                  $13,430
11/07        $12,698                       $12,791                  $14,466
             $ 7,743                       $ 7,707                  $ 8,957
11/09        $10,131                       $10,443                  $11,231
             $10,682                       $11,909                  $12,350
11/11        $11,051                       $12,938                  $13,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor Fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class R shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class R shares were first publicly offered on February 17, 2004.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     13

Performance Update | 11/30/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                           If                If
 Period                                    Held              Redeemed
--------------------------------------------------------------------------------
 10 Years                                   1.67%             1.67%
 5 Years                                   -0.72             -0.72
 1 Year                                     3.91              3.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross             Net
--------------------------------------------------------------------------------
                                           0.94%             0.94%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak Ridge             Russell 1000
             Large Cap Growth Fund         Growth Index             S&P 500 Index
11/01        $5,000,000                    $5,000,000               $5,000,000
             $4,327,000                    $3,866,000               $4,174,000
11/03        $4,785,000                    $4,513,000               $4,804,000
             $5,363,000                    $4,776,000               $5,421,000
11/05        $5,937,000                    $5,241,000               $5,878,000
             $6,117,000                    $5,680,000               $6,714,000
11/07        $6,647,000                    $6,395,000               $7,232,000
             $4,078,000                    $3,853,000               $4,478,000
11/09        $5,359,000                    $5,221,000               $5,615,000
             $5,676,000                    $5,954,000               $6,174,000
11/11        $5,899,081                    $6,469,116               $6,656,923


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Oak Ridge Large Cap Growth Fund was established in connection with the reorganization of the predecessor Oak Ridge Large Cap Equity Fund into the Fund on February 13, 2004.

The performance shown for Class Y shares of the Fund for the period from February 13, 2004 to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance for Class Y shares of the Fund for periods prior to February 13, 2004 is based on the performance of predecessor Oak Ridge Large Cap Equity Fund's Class A shares. The performance does not reflect differences in expenses, including the 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares for periods prior to their inception on August 11, 2004, would have been higher than the performance shown.


14    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Comparing Ongoing Fund Expenses


As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from June 1, 2011 through November 30, 2011.

-----------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y
-----------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/11
-----------------------------------------------------------------------------------------------------
 Ending Account Value       $  941.28       $  937.41       $  936.98       $  940.29       $  942.07
 (after expenses)
 on 11/30/11
-----------------------------------------------------------------------------------------------------
 Expenses Paid              $    5.84       $   10.20       $   10.20       $    7.05       $    4.72
 During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45% and 0.97% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11    15

Hypothetical Example for Comparison Purposes


The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2011 through November 30, 2011.

-----------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y
-----------------------------------------------------------------------------------------------------
Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 6/1/11
-----------------------------------------------------------------------------------------------------
Ending Account Value        $1,019.05       $1,014.54       $1,014.54       $1,017.80       $1,020.21
(after expenses)
on 11/30/11
-----------------------------------------------------------------------------------------------------
Expenses Paid               $    6.07       $   10.61       $   10.61       $    7.33       $    4.91
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45% and 0.97% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Schedule of Investments | 11/30/11

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
            COMMON STOCKS -- 97.9%
            ENERGY -- 11.1%
            Integrated Oil & Gas -- 2.7%
 25,195     Occidental Petroleum Corp.                               $ 2,491,786
--------------------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 3.0%
 34,025     Halliburton Co.                                          $ 1,252,120
 20,005     Schlumberger, Ltd.                                         1,506,977
                                                                     -----------
                                                                     $ 2,759,097
--------------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 5.4%
 24,330     Concho Resources, Inc.*                                  $ 2,472,415
 77,175     Denbury Resources, Inc.*                                   1,304,258
 32,465     Southwestern Energy Co.*                                   1,235,293
                                                                     -----------
                                                                     $ 5,011,966
                                                                     -----------
            Total Energy                                             $10,262,849
--------------------------------------------------------------------------------
            MATERIALS -- 2.2%
            Industrial Gases -- 2.2%
 19,955     Praxair, Inc.                                            $ 2,035,410
                                                                     -----------
            Total Materials                                          $ 2,035,410
--------------------------------------------------------------------------------
            CAPITAL GOODS -- 11.8%
            Aerospace & Defense -- 4.6%
 13,480     Precision Castparts Corp.                                $ 2,220,830
 27,530     United Technologies Corp.                                  2,108,798
                                                                     -----------
                                                                     $ 4,329,628
--------------------------------------------------------------------------------
            Electrical Component & Equipment -- 2.1%
 45,010     AMETEK, Inc.                                             $ 1,928,228
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 2.8%
 53,585     Danaher Corp.                                            $ 2,592,442
--------------------------------------------------------------------------------
            Industrial Machinery -- 2.3%
 46,820     Illinois Tool Works, Inc.                                $ 2,127,501
                                                                     -----------
            Total Capital Goods                                      $10,977,799
--------------------------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 2.3%
            Auto Parts & Equipment -- 2.3%
 67,140     Johnson Controls, Inc.                                   $ 2,113,567
                                                                     -----------
            Total Automobiles & Components                           $ 2,113,567
--------------------------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 3.5%
            Apparel, Accessories & Luxury Goods -- 3.5%
 35,015     Coach, Inc.                                              $ 2,191,589
  7,565     VF Corp.                                                   1,049,190
                                                                     -----------
                                                                     $ 3,240,779
                                                                     -----------
            Total Consumer Durables & Apparel                        $ 3,240,779
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     17

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
            RETAILING -- 13.8%
            Apparel Retail -- 2.6%
 38,685     TJX Companies, Inc.                                      $ 2,386,865
--------------------------------------------------------------------------------
            Automotive Retail -- 2.3%
 27,230     O'Reilly Automotive, Inc.*                               $ 2,103,245
--------------------------------------------------------------------------------
            Department Stores -- 2.2%
 44,785     Nordstrom, Inc.                                          $ 2,027,865
--------------------------------------------------------------------------------
            General Merchandise Stores -- 5.0%
 34,925     Dollar Tree Stores, Inc.*                                $ 2,846,038
 34,055     Target Corp.                                               1,794,699
                                                                     -----------
                                                                     $ 4,640,737
--------------------------------------------------------------------------------
            Internet Retail -- 1.7%
  3,370     Priceline.com, Inc.*                                     $ 1,637,449
                                                                     -----------
            Total Retailing                                          $12,796,161
--------------------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 1.7%
            Drug Retail -- 1.7%
 45,830     Walgreen Co.                                             $ 1,545,388
                                                                     -----------
            Total Food & Drug Retailing                              $ 1,545,388
--------------------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 2.3%
            Soft Drinks -- 2.3%
 33,380     PepsiCo, Inc.                                            $ 2,136,320
                                                                     -----------
            Total Food, Beverage & Tobacco                           $ 2,136,320
--------------------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 2.1%
            Household Products -- 2.1%
 30,660     Procter & Gamble Co.                                     $ 1,979,716
                                                                     -----------
            Total Household & Personal Products                      $ 1,979,716
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 4.8%
            Health Care Equipment -- 2.8%
 29,745     Baxter International, Inc.                               $ 1,536,627
  2,465     Intuitive Surgical, Inc.*                                  1,070,328
                                                                     -----------
                                                                     $ 2,606,955
--------------------------------------------------------------------------------
            Health Care Services -- 2.0%
 40,655     Express Scripts, Inc.*                                   $ 1,855,901
                                                                     -----------
            Total Health Care Equipment & Services                   $ 4,462,856
--------------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 8.6%
            Biotechnology -- 4.0%
 27,660     Celgene Corp.*                                           $ 1,744,793
 50,265     Gilead Sciences, Inc.*                                     2,003,060
                                                                     -----------
                                                                     $ 3,747,853
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
            Pharmaceuticals -- 4.6%
 33,500     Abbott Laboratories, Inc.                                $ 1,827,425
 29,130     Allergan, Inc.                                             2,438,764
                                                                     -----------
                                                                     $ 4,266,189
                                                                     -----------
            Total Pharmaceuticals & Biotechnology                    $ 8,014,042
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 4.6%
            Asset Management & Custody Banks -- 1.7%
 17,125     Affiliated Managers Group, Inc.*                         $ 1,619,511
--------------------------------------------------------------------------------
            Investment Banking & Brokerage -- 1.2%
 11,640     Goldman Sachs Group, Inc.                                $ 1,115,810
--------------------------------------------------------------------------------
            Specialized Finance -- 1.7%
 12,935     Intercontinental Exchange, Inc.*                         $ 1,574,448
                                                                     -----------
            Total Diversified Financials                             $ 4,309,769
--------------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 15.5%
            Application Software -- 1.3%
 16,765     Citrix Systems, Inc.*                                    $ 1,196,853
--------------------------------------------------------------------------------
            Data Processing & Outsourced Services -- 2.0%
 18,915     Visa, Inc.                                               $ 1,834,188
--------------------------------------------------------------------------------
            Internet Software & Services -- 2.1%
  3,300     Google, Inc.*                                            $ 1,977,987
--------------------------------------------------------------------------------
            IT Consulting & Other Services -- 6.5%
 15,090     Cognizant Tech Solutions Corp.*                          $ 1,016,312
 26,670     IBM Corp.                                                  5,013,957
                                                                     -----------
                                                                     $ 6,030,269
--------------------------------------------------------------------------------
            Systems Software -- 3.6%
 15,280     Check Point Software Technologies, Ltd.*                 $   845,595
 78,780     Oracle Corp.                                               2,469,753
                                                                     -----------
                                                                     $ 3,315,348
                                                                     -----------
            Total Software & Services                                $14,354,645
--------------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 12.2%
            Communications Equipment -- 3.5%
 43,775     Qualcomm, Inc.                                           $ 2,398,870
 31,035     Riverbed Technology, Inc.*                                   806,910
                                                                     -----------
                                                                     $ 3,205,780
--------------------------------------------------------------------------------
            Computer Hardware -- 4.1%
  9,845     Apple, Inc.*                                             $ 3,762,759
--------------------------------------------------------------------------------
            Computer Storage & Peripherals -- 4.6%
125,590     EMC Corp.*                                               $ 2,889,826
 38,505     NETAPP, Inc.*                                              1,418,139
                                                                     -----------
                                                                     $ 4,307,965
                                                                     -----------
            Total Technology Hardware & Equipment                    $11,276,504
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     19

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.4%
 34,365     Altera Corp.                                             $ 1,294,530
                                                                     -----------
            Total Semiconductors                                     $ 1,294,530
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $70,168,725)                                       $90,800,335
--------------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 97.9%
            (Cost $70,168,725) (a)                                   $90,800,335
--------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 2.1%                     $ 1,973,564
--------------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                               $92,773,899
================================================================================

*     Non-income producing security.

(a) At November 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $70,411,688 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $24,377,897
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (3,989,250)
                                                                                     -----------
         Net unrealized gain                                                         $20,388,647
                                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2011 aggregated $46,743,975 and $120,203,247, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services), are categorized as Level 3. See Notes to Financial Statements --
Note 1A.

The following is a summary of the inputs used as of November 30, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                     Level 1            Level 2       Level 3       Total
--------------------------------------------------------------------------------
Common Stocks        $90,800,335        $--           $--           $90,800,335
--------------------------------------------------------------------------------
Total                $90,800,335        $--           $--           $90,800,335
================================================================================

The accompanying notes are an integral part of these financial statements.


20    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Statement of Assets and Liabilities | 11/30/11

ASSETS:
  Investment in securities (cost $70,168,725)                        $90,800,335
  Cash                                                                 1,217,756
  Receivables --
   Investment securities sold                                            804,883
   Fund shares sold                                                       27,761
   Dividends, interest and foreign taxes withheld                        120,282
   Due to Pioneer Investment Management, Inc.                             56,658
  Other                                                                   44,793
--------------------------------------------------------------------------------
     Total assets                                                    $93,072,468
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                           $   164,832
  Due to affiliates                                                       50,474
  Accrued expenses                                                        83,263
--------------------------------------------------------------------------------
     Total liabilities                                               $   298,569
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                    $160,046,984
  Accumulated net realized loss on investments                       (87,904,695)
  Net unrealized gain on investments                                  20,631,610
--------------------------------------------------------------------------------
     Total net assets                                                $92,773,899
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $50,369,526/4,189,334 shares)                    $     12.02
  Class B (based on $5,013,802/446,076 shares)                       $     11.24
  Class C (based on $19,691,673/1,741,986 shares)                    $     11.30
  Class R (based on $1,314,051/112,716 shares)                       $     11.66
  Class Y (based on $16,384,847/1,341,554 shares)                    $     12.21
MAXIMUM OFFERING PRICE:
  Class A ($12.02 [divided by] 94.25%)                               $     12.75
================================================================================

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     21

Statement of Operations


For the Year Ended 11/30/11

INVESTMENT INCOME:
  Dividends                                                 $ 1,284,608
  Income from securities loaned, net                              2,208
  Interest                                                        2,203
---------------------------------------------------------------------------------------
     Total investment income                                                $ 1,289,019
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   978,203
  Transfer agent fees
   Class A                                                      147,365
   Class B                                                       31,213
   Class C                                                       37,920
   Class R                                                        1,234
   Class Y                                                        4,959
  Distribution fees
   Class A                                                      169,484
   Class B                                                       63,873
   Class C                                                      227,552
   Class R                                                        9,065
  Shareholder communications expense                            149,631
  Administrative reimbursements                                  38,649
  Custodian fees                                                 10,878
  Registration fees                                              82,890
  Professional fees                                              59,747
  Printing expense                                               37,530
  Fees and expenses of nonaffiliated trustees                     5,562
  Miscellaneous                                                  16,346
---------------------------------------------------------------------------------------
     Total expenses                                                         $ 2,072,101
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             (313,480)
---------------------------------------------------------------------------------------
     Net expenses                                                           $ 1,758,621
---------------------------------------------------------------------------------------
       Net investment loss                                                  $  (469,602)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
   Investments                                              $17,670,662
   Class action                                                 342,664     $18,013,326
---------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $(9,912,061)
---------------------------------------------------------------------------------------
  Net gain on investments                                                   $ 8,101,265
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 7,631,663
=======================================================================================

The accompanying notes are an integral part of these financial statements.


22    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            11/30/11           11/30/10
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $   (469,602)      $   (194,292)
Net realized gain on investments and class actions            18,013,326            199,570
Change in net unrealized gain on investments                  (9,912,061)         9,397,493
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $  7,631,663       $  9,402,771
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.00 and $0.01 per share, respectively)         $         --       $    (57,470)
  Class R ($0.00 and $0.00* per share, respectively)                  --               (242)
  Class Y ($0.00 and $0.03 per share, respectively)                   --           (147,773)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $         --       $   (205,485)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 11,251,931       $ 28,196,673
Reinvestment of distributions                                         --             65,224
Cost of shares repurchased                                   (88,827,606)       (66,063,370)
-------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                $(77,575,675)      $(37,801,473)
-------------------------------------------------------------------------------------------
   Net decrease in net assets                               $(69,944,012)      $(28,604,187)
NET ASSETS:
Beginning of year                                            162,717,911        191,322,098
-------------------------------------------------------------------------------------------
End of year                                                 $ 92,773,899       $162,717,911
-------------------------------------------------------------------------------------------
Accumulated net investment loss                             $         --       $         --
===========================================================================================

* Amount rounds to less than $0.01 per share.


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     23

-------------------------------------------------------------------------------------------------------------
                                    '11 Shares            '11 Amount          '10 Shares          '10 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                             525,869         $  6,402,311           1,466,421         $ 16,216,429
Reinvestment of distributions                --                   --               4,264               48,384
Less shares repurchased              (3,343,364)         (40,551,829)         (2,536,374)         (28,130,472)
-------------------------------------------------------------------------------------------------------------
   Net decrease                      (2,817,495)        $(34,149,518)         (1,065,689)        $(11,865,659)
==============================================================================================================
Class B
Shares sold or exchanged                 14,187         $    161,474              58,708         $    616,599
Reinvestment of distributions                --                   --                  --                   --
Less shares repurchased                (280,773)          (3,214,434)           (495,753)          (5,235,558)
-------------------------------------------------------------------------------------------------------------
   Net decrease                        (266,586)        $ (3,052,960)           (437,045)        $ (4,618,959)
==============================================================================================================
Class C
Shares sold                             189,185         $  2,165,268             254,272         $  2,710,548
Reinvestment of distributions                --                   --                  --                   --
Less shares repurchased                (738,228)          (8,525,747)           (657,891)          (6,976,409)
-------------------------------------------------------------------------------------------------------------
   Net decrease                        (549,043)        $ (6,360,479)           (403,619)        $ (4,265,861)
==============================================================================================================
Class R
Shares sold                              30,457         $    359,644              30,231         $    322,786
Reinvestment of distributions                --                   --                  --                   --
Less shares repurchased                (110,142)          (1,347,922)            (62,266)            (671,314)
-------------------------------------------------------------------------------------------------------------
   Net decrease                         (79,685)        $   (988,278)            (32,035)        $   (348,528)
==============================================================================================================
Class Y
Shares sold                             174,799         $  2,163,234             757,676         $  8,330,311
Reinvestment of distributions                --                   --               1,467               16,840
Less shares repurchased              (2,773,962)         (35,187,674)         (2,210,674)         (25,049,617)
-------------------------------------------------------------------------------------------------------------
   Net decrease                      (2,599,163)        $(33,024,440)         (1,451,531)        $(16,702,466)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.


24    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                                        11/30/11     11/30/10    11/30/09    11/30/08    11/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $ 11.59      $ 10.98     $  8.40     $ 13.80     $ 13.69
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $ (0.03)     $  0.00(a)  $  0.02     $  0.02     $  0.01
 Net realized and unrealized gain (loss) on investments                    0.46         0.62        2.59       (5.38)       1.10
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  0.43      $  0.62     $  2.61     $ (5.36)    $  1.11
Distributions to shareowners:
 Net investment income                                                       --        (0.01)      (0.03)         --          --
 Net realized gain                                                           --           --          --       (0.04)      (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  0.43      $  0.61     $  2.58     $ (5.40)    $  0.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 12.02      $ 11.59     $ 10.98     $  8.40     $ 13.80
====================================================================================================================================
Total return*                                                              3.71%(b)     5.62%      31.24%     (38.86)%      8.35%
Ratio of net expenses to average net assets+                               1.20%        1.20%       1.20%       1.20%       1.22%
Ratio of net investment income (loss) to average net assets+              (0.21)%       0.01%       0.18%       0.05%       0.02%
Portfolio turnover rate                                                      37%          31%         15%         31%         43%
Net assets, end of period (in thousands)                                $50,370      $81,235     $88,635     $88,678     $240,676
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                              1.55%        1.50%       1.56%       1.37%       1.29%
 Net investment loss                                                      (0.56)%      (0.30)%     (0.18)%     (0.12)%     (0.05)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                              1.20%        1.20%       1.20%       1.20%       1.20%
 Net investment income (loss)                                             (0.21)%       0.01%       0.18%       0.05%       0.04%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than $0.01 per share.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.35%.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     25

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                                        11/30/11    11/30/10    11/30/09     11/30/08    11/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                    $10.94      $10.44      $  8.03      $ 13.31     $ 13.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                    $(0.16)     $(0.11)     $ (0.06)(a)  $ (0.11)    $ (0.12)
 Net realized and unrealized gain (loss) on investments                   0.46        0.61         2.47        (5.13)       1.06
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $ 0.30      $ 0.50      $  2.41      $ (5.24)    $  0.94
Distributions to shareowners:
 Net realized gain                                                          --          --           --        (0.04)      (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ 0.30      $ 0.50      $  2.41      $ (5.28)    $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.24      $10.94      $ 10.44      $  8.03     $ 13.31
====================================================================================================================================
Total return*                                                             2.74%(b)    4.79%       30.01%      (39.39)%      7.27%
Ratio of net expenses to average net assets+                              2.10%       2.10%        2.10%        2.11%       2.13%
Ratio of net investment loss to average net assets+                      (1.10)%     (0.90)%      (0.72)%      (0.86)%     (0.88)%
Portfolio turnover rate                                                     37%         31%          15%          31%         43%
Net assets, end of period (in thousands)                                $5,014      $7,794      $12,006      $12,351     $28,799
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             2.60%       2.48%        2.59%        2.32%       2.26%
 Net investment loss                                                     (1.61)%     (1.28)%      (1.21)%      (1.07)%     (1.01)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             2.10%       2.10%        2.10%        2.10%       2.10%
 Net investment loss                                                     (1.10)%     (0.90)%      (0.72)%      (0.85)%     (0.85)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.36%.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                                        11/30/11     11/30/10    11/30/09     11/30/08    11/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                    $ 11.00      $ 10.50     $  8.08      $ 13.38     $ 13.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                    $ (0.14)     $ (0.10)    $ (0.06)(a)  $ (0.10)    $ (0.10)
 Net realized and unrealized gain (loss) on investments                    0.44         0.60        2.48        (5.16)       1.06
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  0.30      $  0.50     $  2.42      $ (5.26)    $  0.96
Distributions to shareowners:
 Net realized gain                                                           --           --          --        (0.04)      (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  0.30      $  0.50     $  2.42      $ (5.30)    $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 11.30      $ 11.00     $ 10.50      $  8.08     $ 13.38
====================================================================================================================================
Total return*                                                              2.73%(b)     4.76%      29.95%      (39.33)%      7.39%
Ratio of net expenses to average net assets+                               2.10%        2.10%       2.10%        2.07%       2.00%
Ratio of net investment loss to average net assets+                       (1.10)%      (0.90)%     (0.72)%      (0.82)%     (0.75)%
Portfolio turnover rate                                                      37%          31%         15%          31%         43%
Net assets, end of period (in thousands)                                $19,692      $25,199     $28,305      $29,164     $71,087
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                              2.27%        2.24%       2.29%        2.07%       2.00%
 Net investment loss                                                      (1.28)%      (1.03)%     (0.91)%      (0.82)%     (0.75)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                              2.10%        2.10%       2.10%        2.07%       1.99%
 Net investment loss                                                      (1.10)%      (0.90)%     (0.72)%      (0.82)%     (0.74)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     27

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                                        11/30/11    11/30/10     11/30/09    11/30/08    11/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                    $11.27      $ 10.69      $ 8.17      $ 13.46     $13.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                    $(0.07)     $ (0.02)     $(0.01)(a)  $ (0.03)    $(0.03)
 Net realized and unrealized gain (loss) on investments                   0.46         0.60        2.53        (5.22)      1.08
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $ 0.39      $  0.58      $ 2.52      $ (5.25)    $ 1.05
Distributions to shareowners:
 Net investment income                                                      --      $ (0.00)(b)      --           --         --
 Net realized gain                                                          --           --          --        (0.04)     (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ 0.39      $  0.58      $ 2.52      $ (5.29)    $ 0.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.66      $ 11.27      $10.69      $  8.17     $13.46
====================================================================================================================================
Total return*                                                             3.46%(c)     5.44%      30.84%      (39.03)%     8.07%
Ratio of net expenses to average net assets+                              1.45%        1.45%       1.45%        1.45%      1.46%
Ratio of net investment loss to average net assets+                      (0.46)%      (0.24)%     (0.09)%      (0.20)%    (0.21)%
Portfolio turnover rate                                                     37%          31%         15%          31%        43%
Net assets, end of period (in thousands)                                $1,314      $ 2,168      $2,400      $ 1,002     $2,270
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             1.73%        1.67%       1.82%        1.80%      1.56%
 Net investment loss                                                     (0.74)%      (0.47)%     (0.46)%      (0.54)%    (0.31)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             1.45%        1.45%       1.45%        1.45%      1.45%
 Net investment loss                                                     (0.46)%      (0.24)%     (0.09)%      (0.20)%    (0.21)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b) Amount rounds to less than $(0.01) per share.
(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.06%.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                                         11/30/11     11/30/10    11/30/09    11/30/08    11/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $ 11.75      $ 11.12     $  8.50     $  13.96    $  13.82
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $ (0.00)(a)  $  0.03     $  0.05     $   0.07    $   0.07
 Net realized and unrealized gain (loss) on investments                     0.46         0.63        2.61        (5.44)       1.09
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  0.46      $  0.66     $  2.66     $  (5.37)   $   1.16
Distributions to shareowners:
 Net investment income                                                   $    --      $ (0.03)    $ (0.04)    $  (0.05)   $  (0.02)
 Net realized gain                                                            --           --          --        (0.04)      (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.46      $  0.63     $  2.62     $  (5.46)   $   0.14
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 12.21      $ 11.75     $ 11.12     $   8.50    $  13.96
====================================================================================================================================
Total return*                                                               3.91%(b)     5.93%      31.41%      (38.65)%      8.67%
Ratio of net expenses to average net assets+                                0.97%        0.94%       0.98%        0.90%       0.86%
Ratio of net investment income to average net assets+                       0.01%        0.26%       0.45%        0.36%       0.40%
Portfolio turnover rate                                                       37%          31%         15%          31%         43%
Net assets, end of period (in thousands)                                 $16,385      $46,323     $59,976     $105,183    $454,085
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.97%        0.94%       0.98%        0.90%       0.86%
 Net investment income                                                      0.01%        0.26%       0.45%        0.36%       0.40%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               0.97%        0.94%       0.98%        0.90%       0.86%
 Net investment income                                                      0.01%        0.26%       0.45%        0.36%       0.40%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than $(0.01) per share.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     29

Notes to Financial Statements | 11/30/11

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class B, Class C and Class R shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


30    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     31

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At November 30, 2011, the Fund reclassified $469,602 to decrease accumulated net investment loss and $469,602 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At November 30, 2011, the Fund had a net capital loss carryforward of $87,661,732, of which the following amounts will expire between 2016 and 2017 if not utilized: $21,186,159 in 2016 and $66,475,573 in 2017.

   The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

   -----------------------------------------------------------------------------
                                                   2011                     2010
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                 $--                  $205,485
   -----------------------------------------------------------------------------
      Total                                        $--                  $205,485
   =============================================================================


32    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2011:

   -----------------------------------------------------------------------------
                                                                            2011
   -----------------------------------------------------------------------------
   Distributable Earnings:
   Capital loss carryforward                                       $(87,661,732)
   Unrealized appreciation                                           20,388,647
   -----------------------------------------------------------------------------
      Total                                                        $(67,273,085)
   =============================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $6,315 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2011.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended November 30, 2011, the Fund recognized gains of $342,664 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Risks

   The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     33
   represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over


34    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

$1 billion. For the year ended November 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during year ended November 30, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,906 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     35

For the year ended November 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 92,722
Class B                                                                   10,642
Class C                                                                   35,493
Class R                                                                    3,917
Class Y                                                                    6,857
--------------------------------------------------------------------------------
    Total                                                               $149,631
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $47,567 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2011.

4. Distribution and Service Plans

The Fund has adopted a distribution plan (The Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,001 in distribution fees payable to PFD at November 30, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares


36    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11
being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2011, CDSCs in the amount of $8,043 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the federal funds rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2011, the Fund had no borrowings under this agreement.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and Shareowners of
Pioneer Oak Ridge Large Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth Fund (the "Fund"), one of the series comprising Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst + Young LLP


Boston, Massachusetts
January 25, 2012


38    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Approval of Investment Advisory and Sub-Advisory Agreements


Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Oak Ridge Large Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     39

Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record and PIM's plan for improving the Fund's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated


40    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11
both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31,

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     41

2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.


42    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Investment Sub-Adviser
Oak Ridge Investments, LLC


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     43

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                           Position Held           Length of Service                                            Other Directorships
Name and Age               with the Fund           and Term of Office        Principal Occupation               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*   Chairman of the Board,  Trustee since 2003.       Non-Executive Chairman and a       None
                           Trustee and President   Serves until a successor  director of Pioneer Investment
                                                   trustee is elected or     Management USA Inc. ("PIM-USA");
                                                   earlier retirement or     Chairman and a director of Pioneer;
                                                   removal.                  Chairman and Director of Pioneer
                                                                             Institutional Asset Management,
                                                                             Inc. (since 2006); Director of
                                                                             Pioneer Alternative Investment
                                                                             Management Limited (Dublin) (until
                                                                             October 2011); President and a
                                                                             director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             Deputy Chairman and a director of
                                                                             Pioneer Global Asset Management
                                                                             S.p.A. ("PGAM") (until April 2010);
                                                                             Director of PIOGLOBAL Real Estate
                                                                             Investment Fund (Russia) (until
                                                                             June 2006); Director of Nano-C,
                                                                             Inc. (since 2003); Director of Cole
                                                                             Management Inc. (2004 - 2011);
                                                                             Director of Fiduciary Counseling,
                                                                             Inc.; President and Director of
                                                                             Pioneer Funds Distributor, Inc.
                                                                             ("PFD") (until May 2006); President
                                                                             of all of the Pioneer Funds; and Of
                                                                             Counsel, Wilmer Cutler Pickering
                                                                             Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*  Trustee and Executive   Trustee since 2007.       Director, CEO and President of     None
                           Vice President          Serves until a successor  PIM-USA (since February 2007);
                                                   trustee is elected or     Director and President of Pioneer
                                                   earlier retirement or     and Pioneer Institutional Asset
                                                   removal.                  Management, Inc.(since February
                                                                             2007); Executive Vice President of
                                                                             all of the Pioneer Funds (since
                                                                             March 2007); Director of PGAM
                                                                             (2007 - 2010); Head of New Europe
                                                                             Division, PGAM (2000 - 2005); and
                                                                             Head of New Markets Division, PGAM
                                                                             (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


44    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held  Length of Service                                                   Other Directorships
Name and Age        with the Fund  and Term of Office        Principal Occupation                      Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)  Trustee        Trustee since 2005.       Managing Partner, Federal City Capital    Director of Enterprise Com-
                                   Serves until a successor  Advisors (corporate advisory services     munity Investment, Inc.
                                   trustee is elected or     company) (1997 - 2004 and 2008 -          (privately held affordable
                                   earlier retirement or     present); Interim Chief Executive         housing finance company)
                                   removal.                  Officer, Oxford Analytica, Inc.           (1985 - 2010); Director
                                                             (privately-held research and              of Oxford Analytica, Inc.
                                                             consulting company) (2010); Executive     (2008 - present); Director
                                                             Vice President and Chief Financial        of The Swiss Helvetia Fund,
                                                             Officer, I-trax, Inc. (publicly           Inc. (closed-end fund)
                                                             traded health care services company)      (2010 - present); and
                                                             (2004 - 2007); and Executive Vice         Director of New York
                                                             President and Chief Financial Officer,    Mortgage Trust (publicly
                                                             Pedestal Inc. (internet-based mortgage    traded mortgage REIT)
                                                             trading company (2000 - 2002)             (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)   Trustee        Trustee since 2003.       Chairman, Bush International, LLC         Director of Marriott
                                   Serves until a successor  (international financial advisory firm)   International, Inc. (2008 -
                                   trustee is elected or     (1991 - present); Senior Managing         present); Director of Dis-
                                   earlier retirement or     Director, Brock Capital Group, LLC        cover Financial Services
                                   removal.                  (strategic business advisors) (2010 -     (credit card issuer and elec-
                                                             present); Managing Director, Federal      tronic payment services)
                                                             Housing Finance Board (oversight of       (2007 - present); Former
                                                             Federal Home Loan Bank system) (1989 -    Director of Briggs & Stratton
                                                             1991); Vice President and Head of         Co. (engine manufacturer)
                                                             International Finance, Federal National   (2004 - 2009); Former
                                                             Mortgage Association (1988 - 1989);       Director of UAL Corporation
                                                             U.S. Alternate Executive Director,        (airline holding company)
                                                             International Monetary Fund (1984 -       (2006 - 2010); Director
                                                             1988); Executive Assistant to Deputy      of ManTech International
                                                             Secretary of the U.S. Treasury, U.S.      Corporation (national
                                                             Treasury Department (1982 - 1984); and
                                                             Vice President and Team Leader in
                                                             Corporate Banking, Bankers Trust Co.
                                                             (1976 - 1982)


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     45

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held  Length of Service                                                   Other Directorships
Name and Age        with the Fund  and Term of Office        Principal Occupation                      Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                                                                           security, defense, and intel-
(continued)                                                                                            ligence technology firm)
                                                                                                       (2006 - present); Member,
                                                                                                       Board of Governors, Invest-
                                                                                                       ment Company Institute
                                                                                                       (2007 - present); Member,
                                                                                                       Board of Governors, Inde-
                                                                                                       pendent Directors Council
                                                                                                       (2007 - present) Former
                                                                                                       Director of Brady Corpora-
                                                                                                       tion (2000 - 2007); Former
                                                                                                       Director of Mortgage Guar-
                                                                                                       anty Insurance Corporation
                                                                                                       (1991 - 2006); Former
                                                                                                       Director of Millennium
                                                                                                       Chemicals, Inc. (commodity
                                                                                                       chemicals) (2002 - 2005);
                                                                                                       Former Director, R.J.
                                                                                                       Reynolds Tobacco Holdings,
                                                                                                       Inc. (tobacco) (1999 - 2005);
                                                                                                       and Former Director of
                                                                                                       Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee        Trustee since 2008.       William Joseph Maier Professor of         Trustee, Mellon Institutional
Friedman (67)                      Serves until a successor  Political Economy, Harvard University     Funds Investment Trust and
                                   trustee is elected or     (1972 - present)                          Mellon Institutional Funds
                                   earlier retirement or                                               Master Portfolio (oversaw
                                   removal.                                                            17 portfolios in fund com-
                                                                                                       plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------


46    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held  Length of Service                                                  Other Directorships
Name and Age        with the Fund  and Term of Office        Principal Occupation                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee        Trustee since 2003.       Founding Director, Vice President        None
Graham (64)                        Serves until a successor  and Corporate Secretary, The
                                   trustee is elected or     Winthrop Group, Inc. (consulting
                                   earlier retirement or     firm) (1982 - present); Desautels
                                   removal.                  Faculty of Management, McGill
                                                             University (1999 - present); and
                                                             Manager of Research Operations and
                                                             Organizational Learning, Xerox
                                                             PARC, Xerox's Advance Research
                                                             Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee        Trustee since 2006.       Chairman and Chief Executive             Director, Broadridge Finan-
(61)                               Serves until a successor  Officer, Quadriserv, Inc.                cial Solutions, Inc. (investor
                                   trustee is elected or     (technology products for securities      communications and securi-
                                   earlier retirement or     lending industry) (2008 - present);      ties processing provider for
                                   removal.                  private investor (2004 - 2008); and      financial services industry)
                                                             Senior Executive Vice President,         (2009 - present); and
                                                             The Bank of New York (financial and      Director, Quadriserv, Inc.
                                                             securities services) (1986 - 2004)       (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret Trustee        Trustee since 2003.       President and Chief Executive            Director of New America
(63)                               Serves until a successor  Officer, Newbury, Piret & Company,       High Income Fund, Inc.
                                   trustee is elected or     Inc. (investment banking firm)           (closed-end investment
                                   earlier retirement or     (1981 - present)                         company) (2004 - present);
                                   removal.                                                           and member, Board of Gov-
                                                                                                      ernors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     47

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held        Length of Service                                            Other Directorships
Name and Age                with the Fund        and Term of Office      Principal Occupation                 Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)  Secretary            Since 2010. Serves at   Vice President and Associate         None
                                                 the discretion of the   General Counsel of Pioneer since
                                                 Board.                  January 2008 and Secretary of all
                                                                         of the Pioneer Funds since June
                                                                         2010; Assistant Secretary of all
                                                                         of the Pioneer Funds from September
                                                                         2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to
                                                                         December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant Secretary  Since 2010. Serves at   Fund Governance Director of          None
                                                 the discretion of the   Pioneer since December 2006
                                                 Board.                  and Assistant Secretary of all
                                                                         the Pioneer Funds since June 2010;
                                                                         Manager -- Fund Governance of
                                                                         Pioneer from December 2003 to
                                                                         November 2006; and Senior Paralegal
                                                                         of Pioneer from January 2000 to
                                                                         November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Assistant Secretary  Since 2010. Serves at   Counsel of Pioneer since June 2007   None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to
                                                                         June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Treasurer            Since 2008. Serves at   Vice President -- Fund Accounting,   None
                                                 the discretion of the   Administration and Controllership
                                                 Board.                  Services of Pioneer; Treasurer of
                                                                         all of the Pioneer Funds since
                                                                         March 2008; Deputy Treasurer of
                                                                         Pioneer from March 2004 to February
                                                                         2008; and Assistant Treasurer of
                                                                         all of the Pioneer Funds from March
                                                                         2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant Treasurer  Since 2003. Serves at   Assistant Vice President -- Fund     None
                                                 the discretion of the   Accounting, Administration and
                                                 Board.                  Controllership Services of Pioneer;
                                                                         and Assistant Treasurer of all of
                                                                         the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant Treasurer  Since 2003. Serves at   Fund Accounting Manager -- Fund      None
                                                 the discretion of the   Accounting, Administration and
                                                 Board.                  Controllership Services of Pioneer;
                                                                         and Assistant Treasurer of all of
                                                                         the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


48    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

------------------------------------------------------------------------------------------------------------------------------------
                       Position Held             Length of Service                                             Other Directorships
Name and Age           with the Fund             and Term of Office      Principal Occupation                  Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)  Assistant Treasurer       Since 2009. Serves at   Fund Administration Manager -- Fund   None
                                                 the discretion of the   Accounting, Administration and
                                                 Board.                  Controllership Services since
                                                                         November 2008; Assistant Treasurer
                                                                         of all of the Pioneer Funds since
                                                                         January 2009; and Client Service
                                                                         Manager -- Institutional Investor
                                                                         Services at State Street Bank from
                                                                         March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)   Chief Compliance Officer  Since 2010. Serves at   Chief Compliance Officer of Pioneer   None
                                                 the discretion of the   and of all the Pioneer Funds since
                                                 Board.                  March 2010; Director of Adviser and
                                                                         Portfolio Compliance at Pioneer
                                                                         since October 2005; and Senior
                                                                         Compliance Officer for Columbia
                                                                         Management Advisers, Inc. from
                                                                         October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     49

                           This page for your notes.


50    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

                           This page for your notes.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11     51

                           This page for your notes.


52    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                       Pioneer Oak Ridge
                       Small Cap Growth Fund
--------------------------------------------------------------------------------
                       Annual Report | November 30, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A   ORIGX
                       Class B   ORIBX
                       Class C   ORICX
                       Class Y   ORIYX


                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         22

Notes to Financial Statements                                                30

Report of Independent Registered Public Accounting Firm                      38

Approval of Investment Advisory and Sub-Advisory Agreements                  39

Trustees, Officers and Service Providers                                     44


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good investment opportunities in both equity and bond markets, using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     3

Portfolio Management Discussion | 11/30/11

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the subadviser of Pioneer Oak Ridge Small Cap Growth Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2011. Mr. Klaskin is Pioneer Oak Ridge Small Cap Growth Fund's lead portfolio manager.

Q How did the Fund perform during the 12 months ended November 30, 2011?

A During the 12 months ended November 30, 2011, Pioneer Oak Ridge Small Cap
  Growth Fund Class A shares returned 11.51% at net asset value, while the Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 4.70% and 2.75%, respectively. During the same 12-month period, the average return of the 512 mutual funds in Lipper's Small Cap Growth Fund category was 4.12%.

Q Small-cap stocks experienced high volatility during the past 12 months ended
  November 30, 2011. How did the volatility affect the Fund's performance?

A The past fiscal year for the Fund was highly unusual in that it produced two very distinct periods of market performance. Fortunately, the Fund outperformed the broader market in both periods.

  In the first five months of the reporting period, through April 30, 2011, the investment environment was quite positive. An environment of strong growth, low interest rates, and robust corporate earnings fueled a hearty appetite for risk among investors. The positive backdrop was reflected by the 27% return of the Russell 2000 Growth Index (the Russell Index), the Fund's primary benchmark, over the six months ended April 30, 2011, which included the first five months of the Fund's fiscal year. The Fund, which typically performs better in flat or down markets than it does during periods of strength, performed well during the same six-month period ended April 30, 2011, with Class A shares returning more than 28% at net asset value.

  At that point, investors evidently took to heart the old adage of "sell in May and go away," as the market began a long period of weakness that lasted through early October 2011. A variety of factors conspired to weigh on stock prices during that time frame, most notably the reemergence of market concerns about the European debt crisis and the mounting evidence that global economic growth was slowing significantly. The stock market moved lower in the spring and early summer of 2011, then plunged during August and September. Although stocks regained their footing in the final two months of the 12-month period ended November 30, 2011, the Russell


4    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

  Index still declined over the full six months ended November 30, 2011 (-12.31%). While the return of the Fund's Class A shares at net asset value also declined (-7.31%) in that same time frame, the Fund still outperformed the Russell Index, an important factor in the Fund's robust benchmark-relative performance results for the full fiscal year ended November 30, 2011.

Q What were some of the factors that led to the Fund's outperformance of the benchmarks during the 12 months ended November 30, 2011?

A Our stock selection process worked very well for the Fund during the fiscal year ended November 30, 2011. Broadly speaking, our emphasis on what we believe are fundamentally sound, profitable, and undervalued companies helped the Fund to effectively navigate a period of high market volatility and elevated investor risk-aversion. The flip side, of course, is that the Fund did not own the type of seemingly overvalued, fundamentally unsound companies that were hit especially hard during the second-half downturn.

  Also aiding the Fund's performance during the period was the fact that the average market capitalization of the Fund's holdings was higher than that of the Russell Index, which was a positive in light of the underperformance we saw from the smallest companies in the Fund's investment universe. That was not a top-down strategic decision on our part. Rather, it was a byproduct of several holdings in the Fund's portfolio having moved closer to mid-cap growth status thanks to their strong performance in recent years. In fact, a number of the Fund's top performers for the annual reporting period were companies on the larger end of the small-cap space, including IDEXX Laboratories, Sirona Dental Systems, and Catalyst Health Solutions in health care, and Informatica and Ansys in the information technology sector.

  Merger and acquisition activity also was a driver of the Fund's performance during the 12-month period. Two of the portfolio's holdings -- Atheros Communications and NetLogic -- were bid on during the course of the fiscal year, thus driving up their share prices. While we don't invest with the specific intent of looking for takeover targets, over time the Fund has benefited from a disproportionate percentage of its portfolio holdings being acquired. Such activity is the result of our focus on investing the Fund in companies with strong growth prospects, financial stability, and reasonable valuations.

Q What were some specific holdings that helped and hurt Fund performance during the 12 months ended November 30, 2011?

A The Fund's holdings outperformed the Russell Index in eight of ten sectors, with the largest margins of outperformance occurring in consumer discretionary, health care, and energy.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     5

  The Fund's top-performing holding in the consumer discretionary sector was Deckers Outdoor, maker of UGG boots and Teva footwear. The company continues to experience outstanding sales momentum, propelling its shares to a gain of more than 36% during the 12-month period. LKQ, a provider of auto replacement parts, also delivered a strong gain for the Fund. The slow economy actually works to the benefit of LKQ, since consumers tend to keep their cars on the road longer, rather than purchasing new vehicles. Naturally, that is a positive for auto parts sales.

  In health care, the Fund's leading performer was Questcor Pharmaceuticals. The stock gained more than 200% during the Fund's fiscal year, as its drug Acthar has been approved and commercialized for the treatment of infantile spasms, MS flare-ups and nephrotic syndrome. The company has 16 additional approved treatment indications for the drug that have yet to be commercialized, thus creating a potentially long runway for future growth.

  Energy also was an area of strength for the Fund, thanks to the substantial outperformance of Concho Resources, which we have since sold from the portfolio, and Oasis Petroleum.

  The only sector in which the Fund experienced meaningful underperformance was consumer staples. That largely was the result of a portfolio position in Diamond Foods, which cost the Fund quite a bit of performance when its shares plunged in the final two months of the 12-month period. The stock was hit hard by concerns related to accounting irregularities, but we believe the issue has been exaggerated. We held onto the Fund's position through the downturn, believing the company had become very attractively valued relative to its growth prospects.

  Other detractor holdings of note were Bank United, the recruiting firm Dice Holdings, and the gaming equipment maker WMS Industries. We sold WMS on the basis of our fundamental concerns about the company, but both Bank United and Dice Holdings continue to meet our investment criteria and, in our view, offer favorable long-term prospects.

Q What are your thoughts on the market as a whole?

A It appears that equity investors have experienced a crisis in confidence due to the persistent negative headlines regarding the world economy. There are indeed a few indications that business conditions have slowed, which raises questions about whether or not the economy will slip back into a recession in 2012. While there are in fact a host of legitimate concerns, we also believe that investor sentiment has swung too far towards pessimism and that stock valuations now look quite compelling for longer-term investors. Stocks appear to be priced for a substantial decline in corporate profits, yet that scenario seems far from guaranteed. Given the combination of low interest rates, improved lending conditions, strong corporate balance sheets, and


6    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11
  huge investor cash balances waiting on the sidelines, we feel the longer-term outlook for equities is reasonably bright.

Q What is your view on small-cap stocks in particular?

A It seems that the general market consensus is that because small-cap stocks have outperformed large-cap stocks by such a wide margin in recent years, a "reversion to the mean" is inevitable. While that factor may tilt the odds in favor of large-cap stocks for passive, index-based investors, it doesn't necessarily signal the end of the road for active, bottom-up managers like us. Even though valuations are not as attractive as they were several years ago, we believe the small-cap asset class remains home to an abundance of faster-growing companies. In addition, small-cap stocks seem positioned to benefit from rising merger and acquisition activity.

  Given that background, we have viewed the market downturn of the past few months as an opportunity to add stocks to the Fund's portfolio such as CLARCOR, a maker of filtration products, and to increase positions in existing Fund holdings such as Colfax, a manufacturer of pumps and valves. We believe our approach of continually weeding out less attractive holdings and refreshing the portfolio with new ideas is one of the most important strategies that we can employ as active managers to add value to the Fund.

  Overall, the Fund remains positioned in high-quality, growth-oriented equities. Our core philosophy is that investing in solid companies at attractive prices may ultimately deliver market-beating returns for the Fund. The approach has delivered solid results throughout the Fund's history, and we believe it remains the most effective strategy for generating long-term outperformance.

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     7

Portfolio Summary | 11/30/11


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Information Technology                            24.3%
Industrials                                       23.3%
Health Care                                       21.3%
Consumer Discretionary                            16.1%
Energy                                             7.4%
Financials                                         6.9%
Consumer Staples                                   0.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1.    Ansys, Inc.                                                        4.47%
--------------------------------------------------------------------------------
 2.    Questcor Pharmaceuticals, Inc.                                     3.04
--------------------------------------------------------------------------------
 3.    Catalyst Health Solutions, Inc.                                    2.88
--------------------------------------------------------------------------------
 4.    Wright Express Corp.                                               2.71
--------------------------------------------------------------------------------
 5.    HMS Holdings Corp.                                                 2.67
--------------------------------------------------------------------------------
 6.    Colfax Corp.                                                       2.55
--------------------------------------------------------------------------------
 7.    LKQ Corp.                                                          2.52
--------------------------------------------------------------------------------
 8.    Align Technology, Inc.                                             2.44
--------------------------------------------------------------------------------
 9.    Waste Connection, Inc.                                             2.43
--------------------------------------------------------------------------------
10.    Robbins & Myers, Inc.                                              2.42
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Prices and Distributions | 11/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          11/30/11                       11/30/10
--------------------------------------------------------------------------------
       A                             $28.42                         $26.84
--------------------------------------------------------------------------------
       B                             $26.28                         $25.15
--------------------------------------------------------------------------------
       C                             $24.48                         $23.50
--------------------------------------------------------------------------------
       Y                             $28.59                         $26.91
--------------------------------------------------------------------------------


Distributions per Share: 12/1/10-11/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment          Short-Term           Long-Term
     Class             Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A               $ --                  $ --                $1.4391
--------------------------------------------------------------------------------
       B               $ --                  $ --                $1.4391
--------------------------------------------------------------------------------
       C               $ --                  $ --                $1.4391
--------------------------------------------------------------------------------
       Y               $ --                  $ --                $1.4391
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     9

Performance Update | 11/30/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                        Net Asset     Public Offering
Period                                  Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                  7.68%       7.05%
5 Years                                   5.16        3.92
1 Year                                   11.51        5.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                        Gross         Net
--------------------------------------------------------------------------------
                                          1.56%       1.40%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

             Pioneer Oak Ridge Small                  Russell 2000
             Cap Growth Fund           Russell 2000   Growth Index
11/01        $ 9,425                   $10,000        $10,000
11/02        $ 8,172                   $ 8,940        $ 7,957
11/03        $11,111                   $12,185        $10,955
11/04        $12,946                   $14,288        $12,142
11/05        $14,193                   $15,451        $13,120
11/06        $15,364                   $18,145        $14,885
11/07        $16,527                   $17,931        $15,796
11/08        $11,262                   $11,215        $ 9,267
11/09        $13,836                   $13,965        $12,101
11/10        $17,718                   $17,734        $15,761
11/11        $19,757                   $18,222        $16,502


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class A shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


10    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                 6.76%        6.76%
5 Years                                  4.21         4.21
1 Year                                  10.49         6.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                        Gross         Net
--------------------------------------------------------------------------------
                                         2.48%        2.30%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

             Pioneer Oak Ridge Small                  Russell 2000
             Cap Growth Fund           Russell 2000   Growth Index
11/01        $10,000                   $10,000        $10,000
11/02        $ 8,604                   $ 8,940        $ 7,957
11/03        $11,613                   $12,185        $10,955
11/04        $13,438                   $14,288        $12,142
11/05        $14,602                   $15,451        $13,120
11/06        $15,657                   $18,145        $14,885
11/07        $16,693                   $17,931        $15,796
11/08        $11,279                   $11,215        $ 9,267
11/09        $13,730                   $13,965        $12,101
11/10        $17,413                   $17,734        $15,761
11/11        $19,241                   $18,222        $16,502


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     11

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class B shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.


12    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                        If            If
Period                                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                 6.79%         6.79%
5 Years                                  4.27          4.27
1 Year                                  10.59         10.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                        Gross         Net
--------------------------------------------------------------------------------
                                         2.29%         2.29%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

             Pioneer Oak Ridge Small                  Russell 2000
             Cap Growth Fund           Russell 2000   Growth Index
11/01        $10,000                   $10,000        $10,000
11/02        $ 8,598                   $ 8,940        $ 7,957
11/03        $11,602                   $12,185        $10,955
11/04        $13,414                   $14,288        $12,142
11/05        $14,588                   $15,451        $13,120
11/06        $15,656                   $18,145        $14,885
11/07        $16,713                   $17,931        $15,796
11/08        $11,293                   $11,215        $ 9,267
11/09        $13,751                   $13,965        $12,101
11/10        $17,448                   $17,734        $15,761
11/11        $19,297                   $18,222        $16,502


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class C shares of the Fund includes the net asset value performance of the predecessor fund's Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     13

Performance Update | 11/30/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                        If            If
Period                                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                 8.49%         8.49%
5 Years                                  5.28          5.28
1 Year                                  11.86         11.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                        Gross         Net
--------------------------------------------------------------------------------
                                         1.03%         1.03%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

             Pioneer Oak Ridge Small                  Russell 2000
             Cap Growth Fund           Russell 2000   Growth Index
11/01        $ 5,000,000               $5,000,000     $5,000,000
11/02        $ 4,395,486               $4,470,116     $3,978,360
11/03        $ 6,059,438               $6,092,308     $5,477,553
11/04        $ 7,158,704               $7,143,791     $6,070,991
11/05        $ 7,958,104               $7,725,496     $6,560,138
11/06        $ 8,734,593               $9,072,282     $7,442,261
11/07        $ 9,395,917               $8,965,719     $7,898,100
11/08        $ 6,402,461               $5,607,304     $4,633,353
11/09        $ 7,866,095               $6,982,722     $6,050,585
11/10        $10,099,076               $8,866,837     $7,880,639
11/11        $11,296,203               $9,111,100     $8,250,900


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of predecessor Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was established in connection with the reorganization of predecessor Oak Ridge Small Cap Equity Fund into the Fund on February 13, 2004. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on December 29, 2009, reflects the NAV performance of Pioneer Oak Ridge Small Cap Growth Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 29, 2009, would have been higher than the performance shown.


14    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund


Based on actual returns from June 1, 2011 through November 30, 2011.


---------------------------------------------------------------------------------------------------------
 Share Class                                             A             B             C             Y
---------------------------------------------------------------------------------------------------------
 Beginning Account Value on 6/1/11                   $1,000.00     $1,000.00     $1,000.00     $1,000.00
---------------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 11/30/11     $926.86       $922.29       $922.89       $928.22
---------------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                            $6.76        $11.08        $10.60         $5.32
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, 2.20% and 1.10% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund


Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2011 through November 30, 2011.


---------------------------------------------------------------------------------------------------------
 Share Class                                             A             B             C             Y
---------------------------------------------------------------------------------------------------------
 Beginning Account Value on 6/1/11                   $1,000.00     $1,000.00     $1,000.00     $1,000.00
---------------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 11/30/11   $1,018.05     $1,013.54     $1,014.04     $1,019.55
---------------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                            $7.08        $11.61        $11.11         $5.57
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, 2.20% and 1.10% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Schedule of Investments | 11/30/11


--------------------------------------------------------------------------
 Shares                                                     Value
--------------------------------------------------------------------------
              COMMON STOCKS -- 97.4%
              ENERGY -- 7.2%
              Oil & Gas Exploration & Production -- 7.2%
  682,300     Approach Resources, Inc.*                     $   21,342,344
  680,000     Gulfport Energy Corp.*                            21,590,000
  672,500     Oasis Petroleum, Inc.*                            20,491,075
1,739,700     SandRidge Energy, Inc.*                           12,786,795
                                                            --------------
                                                            $   76,210,214
                                                            --------------
              Total Energy                                  $   76,210,214
--------------------------------------------------------------------------
              CAPITAL GOODS -- 20.2%
              Aerospace & Defense -- 5.2%
1,227,593     Keyw Holding Corp.*(b)                        $    9,980,331
  524,975     Moog, Inc.*                                       21,954,455
  391,983     Triumph Group, Inc.                               23,319,069
                                                            --------------
                                                            $   55,253,855
--------------------------------------------------------------------------
              Building Products -- 1.9%
  510,966     A.O. Smith Corp.                              $   20,060,525
--------------------------------------------------------------------------
              Construction & Farm Machinery & Heavy Trucks -- 1.2%
  274,700     WABCO Holdings, Inc.*                         $   12,913,647
--------------------------------------------------------------------------
              Industrial Machinery -- 11.9%
  669,930     Altra Holdings, Inc.*                         $   11,884,558
  232,179     Clarcor, Inc.                                     11,242,107
  891,000     Colfax Corp.*(b)                                  26,115,210
  377,492     Idex Corp.                                        13,763,358
  483,100     Kennametal, Inc.                                  18,410,941
  466,300     Robbins & Myers, Inc.                             24,807,160
  192,604     The Middleby Corp.*                               17,580,893
                                                            --------------
                                                            $  123,804,227
                                                            --------------
              Total Capital Goods                           $  212,032,254
--------------------------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.4%
              Environmental & Facilities Services -- 2.4%
  760,995     Waste Connections, Inc.                       $   24,937,806
                                                            --------------
              Total Commercial Services & Supplies          $   24,937,806
--------------------------------------------------------------------------
              TRANSPORTATION -- 0.2%
              Trucking -- 0.2%
  130,000     Roadrunner Transportation Systems, Inc.*      $    1,853,800
                                                            --------------
              Total Transportation                          $    1,853,800
--------------------------------------------------------------------------
              CONSUMER DURABLES & APPAREL -- 9.4%
              Apparel, Accessories & Luxury Goods -- 5.3%
  929,470     Iconix Brand Group, Inc.*                     $   16,042,652
  369,800     The Warnaco Group, Inc.*                          18,745,162
  591,745     True Religion Apparel, Inc.*                      20,829,424
                                                            --------------
                                                            $   55,617,238
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     17

-----------------------------------------------------------------------
 Shares                                                  Value
-----------------------------------------------------------------------
              Footwear -- 4.1%
  209,500     Deckers Outdoor Corp.*                     $   22,823,978
  567,940     Wolverine World Wide, Inc.                     20,922,910
                                                         --------------
                                                         $   43,746,888
                                                         --------------
              Total Consumer Durables & Apparel          $   99,364,126
-----------------------------------------------------------------------
              RETAILING -- 6.2%
              Apparel Retail -- 2.2%
  432,900     Children's Place Retail Stores, Inc.*      $   23,320,323
-----------------------------------------------------------------------
              Distributors -- 2.4%
  845,263     LKQ Corp.*                                 $   25,805,879
-----------------------------------------------------------------------
              Specialty Stores -- 1.6%
  448,600     Vitamin Shoppe, Inc.*                      $   16,512,966
                                                         --------------
              Total Retailing                            $   65,639,168
-----------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 0.7%
              Packaged Foods & Meats -- 0.7%
  265,000     Diamond Foods, Inc.                        $    7,353,750
                                                         --------------
              Total Food, Beverage & Tobacco             $    7,353,750
-----------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 15.5%
              Health Care Distributors -- 1.6%
  241,835     MWI Veterinary Supply, Inc.*               $   16,713,217
-----------------------------------------------------------------------
              Health Care Equipment -- 4.6%
  265,082     IDEXX Laboratories, Inc.*                  $   19,931,516
  330,700     Integra LifeSciences Holdings Corp.*           10,625,391
  403,200     Sirona Dental Systems, Inc.*                   17,918,208
                                                         --------------
                                                         $   48,475,115
-----------------------------------------------------------------------
              Health Care Services -- 5.6%
  567,243     Catalyst Health Solutions, Inc.*           $   29,507,981
  902,800     HMS Holdings Corp.*                            27,381,924
  200,000     Sharps Compliance Corp.*(b)                       794,000
                                                         --------------
                                                         $   57,683,905
-----------------------------------------------------------------------
              Health Care Supplies -- 3.7%
1,021,500     Align Technology, Inc.*                    $   25,026,750
  247,305     Haemonetics Corp.*                             14,647,875
                                                         --------------
                                                         $   39,674,625
                                                         --------------
              Total Health Care Equipment & Services     $  162,546,862
-----------------------------------------------------------------------
              PHARMACEUTICALS & BIOTECHNOLOGY -- 5.3%
              Life Sciences Tools & Services -- 2.3%
  257,200     Covance, Inc.*                             $   11,808,052
  191,500     Techne Corp.                                   12,924,335
                                                         --------------
                                                         $   24,732,387
-----------------------------------------------------------------------
              Pharmaceuticals -- 3.0%
  693,700     Questcor Pharmaceuticals, Inc.*            $   31,181,815
                                                         --------------
              Total Pharmaceuticals & Biotechnology      $   55,914,202
-----------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


18    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

----------------------------------------------------------------------
 Shares                                                 Value
----------------------------------------------------------------------
              BANKS -- 1.5%
              Thrifts & Mortgage Finance -- 1.5%
  714,358     BankUnited, Inc.                          $   15,494,425
                                                        --------------
              Total Banks                               $   15,494,425
----------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 4.3%
              Asset Management & Custody Banks -- 1.5%
  171,500     Affiliated Managers Group, Inc.*          $   16,218,755
----------------------------------------------------------------------
              Investment Banking & Brokerage -- 1.6%
  521,780     Stiffel Financial Corp.*                  $   16,540,426
----------------------------------------------------------------------
              Specialized Finance -- 1.2%
  184,399     Portfolio Recovery Associates, Inc.*      $   12,791,759
                                                        --------------
              Total Diversified Financials              $   45,550,940
----------------------------------------------------------------------
              INSURANCE -- 0.9%
              Property & Casualty Insurance -- 0.9%
  123,855     ProAssurance Corp.                        $    9,860,097
                                                        --------------
              Total Insurance                           $    9,860,097
----------------------------------------------------------------------
              SOFTWARE & SERVICES -- 18.3%
              Application Software -- 8.6%
  739,750     Ansys, Inc.*                              $   45,842,308
  469,500     Informatica Corp.*                            21,106,373
  487,100     Solera Holdings, Inc.                         23,049,572
                                                        --------------
                                                        $   89,998,253
----------------------------------------------------------------------
              Data Processing & Outsourced Services -- 2.6%
  530,310     Wright Express Corp.*                     $   27,830,669
----------------------------------------------------------------------
              Internet Software & Services -- 2.2%
1,429,300     Dice Holdings, Inc.*                      $   11,105,661
  587,900     Vocus, Inc.*                                  12,475,238
                                                        --------------
                                                        $   23,580,899
----------------------------------------------------------------------
              IT Consulting & Other Services -- 1.0%
  683,575     Virtusa Corp.*                            $   10,759,471
----------------------------------------------------------------------
              Systems Software -- 3.9%
  525,470     Micros Systems, Inc.*                     $   24,786,420
  442,924     Opnet Technologies, Inc.                      15,799,096
                                                        --------------
                                                        $   40,585,516
                                                        --------------
              Total Software & Services                 $  192,754,808
----------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
              Communications Equipment -- 1.1%
  641,200     Finisar Corp.*                            $   11,823,728
                                                        --------------
              Total Technology Hardware & Equipment     $   11,823,728
----------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     19

------------------------------------------------------------
 Shares                                       Value
------------------------------------------------------------
             SEMICONDUCTORS -- 4.2%
 409,442     Hittite Microwave Corp.*         $   22,277,739
 444,700     Netlogic Microsystems, Inc.*         21,977,074
                                              --------------
                                              $   44,254,813
                                              --------------
             Total Semiconductors             $   44,254,813
------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $816,633,168)              $1,025,590,993
------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                          Value
--------------------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 1.9%
               Securities Lending Collateral (c)
               Tri-party Repurchase Agreements:
3,877,143      Merrill Lynch, Inc., 0.09%, dated 11/30/11, repurchase price of
               $3,877,143 plus accrued interest on 12/1/11 collateralized by
               $3,954,686 Federal National Mortgage Association,
               4.375%, 3/15/13                                                      $    3,877,143
3,877,143      RBS Securities, Inc., 0.10%, dated 11/30/11, repurchase price of
               $3,877,143 plus accrued interest on 12/1/11 collateralized by
               $3,954,756 Freddie Mac Giant, 0.86%, 9/16/14                              3,877,143
3,877,143      Barclays Capital Markets, 0.11%, dated 11/30/11, repurchase price of $3,877,143 plus accrued interest on 12/1/11
               collateralized by $3,955,131 Federal Home Loan Bank,
               0.23%, 8/28/12                                                            3,877,143
3,722,057      HSBC Plc, 0.10%, dated 11/30/11, repurchase price of
               $3,722,057 plus accrued interest on 12/1/11 collateralized by
               $3,798,349 Federal National Mortgage Association,
               5.355%, 11/24/17                                                          3,722,057
3,763,000      Deutschebank AG, 0.11%, dated 11/30/11, repurchase price of
               $3,763,000 plus accrued interest on 12/1/11 collateralized by
               $3,838,668 Federal Home Loan Bank, 2.0%, 12/9/14                          3,763,000
                                                                                    --------------
                                                                                    $   19,116,486
--------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------
               Money Market Mutual Fund:
 930,514       Blackrock Preferred Money Market Fund                                $      930,514
                                                                                    --------------
               Total Securities Lending Collateral                                  $   20,047,000
--------------------------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $20,047,000)                                                   $   20,047,000
--------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.3%
               (Cost $836,680,168) (a)                                              $1,045,637,993
--------------------------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 0.7%                                 $    7,007,369
--------------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                           $1,052,645,362
==================================================================================================

*     Non-Income producing security.


The accompanying notes are an integral part of these financial statements.


20    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

(a) At November 30, 2011, the net unrealized gain on investments based on cost for federal Income tax purposes of $838,905,562 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                             $251,946,102
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                              (45,213,671)
                                                                                    ------------
        Net unrealized gain                                                         $206,732,431
                                                                                    ============

(b)   At November 31, 2011, the following securities were out on loan:

--------------------------------------------------------------------------------
     Shares      Security                                           Value
--------------------------------------------------------------------------------
     631,000     Colfax Corp.*                                      $18,494,610
     225,500     Keyw Holding Corp.*                                  1,833,315
      63,200     Sharps Compliance Corp.*                               250,904
--------------------------------------------------------------------------------
                 Total                                              $20,578,829
================================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2011 aggregated $484,995,709 and $244,207,640, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services), are categorized as Level 3. See Notes to Financial Statements --
Note 1A.

The following is a summary of the inputs used as of November 30, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------
                            Level 1          Level 2       Level 3   Total
------------------------------------------------------------------------------------
 Common Stocks              $1,025,590,993   $        --   $ --      $1,025,590,993
 Money Market Mutual Fund          930,514            --     --             930,514
 Repurchase Agreements                  --    19,116,486     --          19,116,486
------------------------------------------------------------------------------------
 Total                      $1,026,521,507   $19,116,486   $ --      $1,045,637,993
====================================================================================


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     21

Statement of Assets and Liabilities | 11/30/11


ASSETS:
  Investment in securities (including securities loaned of
   $20,578,829) (cost $836,680,168)                           $1,045,637,993
  Cash                                                            10,619,893
  Receivables --
   Investment securities sold                                     16,026,061
   Fund shares sold                                                2,997,689
   Dividend                                                          502,810
   Due from Pioneer Investment Management, Inc.                       84,880
  Other                                                               53,322
-----------------------------------------------------------------------------
     Total assets                                             $1,075,922,648
-----------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                    $    2,769,152
   Upon return of securities loaned                               20,047,000
  Due to affiliates                                                  339,199
  Accrued expenses                                                   121,935
-----------------------------------------------------------------------------
     Total liabilities                                        $   23,277,286
-----------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $  841,672,835
  Accumulated net realized gain on investments                     2,014,702
  Net unrealized gain on investments                             208,957,825
-----------------------------------------------------------------------------
     Total net assets                                         $1,052,645,362
=============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $523,611,193/18,425,349 shares)           $        28.42
  Class B (based on $8,255,993/314,110 shares)                $        26.28
  Class C (based on $60,111,478/2,455,169 shares)             $        24.48
  Class Y (based on $460,666,698/16,112,693 shares)           $        28.59
MAXIMUM OFFERING PRICE:
  Class A ($28.42 [divided by] 94.25)                         $        30.15
=============================================================================


The accompanying notes are an integral part of these financial statements.


22    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Statement of Operations

For the Year Ended 11/30/11


INVESTMENT INCOME:
  Dividends                                                 $ 3,516,323
  Income from securities loaned, net                            334,043
  Interest                                                       38,872
----------------------------------------------------------------------------------------
     Total investment income                                                $ 3,889,238
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 8,330,231
  Transfer agent fees and expenses
   Class A                                                      519,402
   Class B                                                       30,698
   Class C                                                       74,010
   Class Y                                                      210,740
  Distribution fees
   Class A                                                    1,304,955
   Class B                                                       93,540
   Class C                                                      576,888
  Shareholder communications fee                              1,893,281
  Administrative reimbursements                                 288,785
  Custodian fees                                                 35,893
  Registration fees                                             127,781
  Professional fees                                              77,010
  Printing expense                                               93,150
  Fees and expenses of nonaffiliated trustees                    29,387
  Miscellaneous                                                  37,491
----------------------------------------------------------------------------------------
     Total expenses                                                         $13,723,242
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             (596,646)
----------------------------------------------------------------------------------------
     Net expenses                                                           $13,126,596
----------------------------------------------------------------------------------------
       Net investment loss                                                  $(9,237,358)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
   Investments                                              $68,797,899
   Class Actions                                                 31,899     $68,829,798
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $22,748,254
----------------------------------------------------------------------------------------
  Net gain on investments                                                   $91,578,052
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $82,340,694
========================================================================================


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     23

Statements of Changes in Net Assets


----------------------------------------------------------------------------------------------
                                                             Year Ended          Year Ended
                                                             11/30/11            11/30/10
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                          $   (9,237,358)     $ (5,539,025)
Net realized gain on investments and class actions               68,829,798         7,429,875
Change in net unrealized gain (loss) on investments              22,748,254       140,908,689
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $   82,340,694      $142,799,539
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($1.44 and $0.00 per share, respectively)         $  (25,330,817)     $         --
   Class B ($1.44 and $0.00 per share, respectively)               (430,121)               --
   Class C ($1.44 and $0.00 per share, respectively)             (3,314,408)               --
   Class Y ($1.44 and $0.00 per share, respectively)            (22,263,623)               --
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $  (51,338,969)     $         --
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  607,462,777      $418,623,509
Reinvestment of distributions                                    44,609,070                --
Cost of shares repurchased                                     (376,425,419)     (256,925,283)
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                 $  275,646,428      $161,698,226
----------------------------------------------------------------------------------------------
   Net increase in net assets                                $  306,648,153      $304,497,765
NET ASSETS:
Beginning of year                                               745,997,209       441,499,444
----------------------------------------------------------------------------------------------
End of year                                                  $1,052,645,362      $745,997,209
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


24    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

------------------------------------------------------------------------------------------------
                                     '11 Shares    '11 Amount       '10 Shares    '10 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           7,708,465    $ 229,933,767     9,108,789    $ 216,999,794
Reinvestment of distributions           813,414       22,035,788            --               --
Less shares repurchased              (8,494,550)    (250,334,991)   (9,601,296)    (223,964,958)
------------------------------------------------------------------------------------------------
   Net increase (decrease)               27,329    $   1,634,564      (492,507)   $  (6,965,164)
================================================================================================
Class B
Shares sold or exchanged                111,973    $   3,124,370        56,588    $   1,261,223
Reinvestment of distributions            16,065          402,639            --               --
Less shares repurchased                (177,365)      (4,970,441)     (157,021)      (3,497,388)
------------------------------------------------------------------------------------------------
   Net decrease                         (49,327)   $  (1,443,432)     (100,433)   $  (2,236,165)
================================================================================================
Class C
Shares sold                             848,809    $  22,150,286       517,111    $  10,789,732
Reinvestment of distributions           111,606        2,605,037            --               --
Less shares repurchased                (517,741)     (13,344,348)     (463,483)      (9,589,471)
------------------------------------------------------------------------------------------------
   Net increase                         442,674    $  11,410,975        53,628    $   1,200,261
================================================================================================
Class Y
Shares sold                          11,791,395    $ 352,254,354     8,107,340    $ 189,572,760
Reinvestment of distributions           718,004       19,565,606            --               --
Less shares repurchased              (3,673,111)    (107,775,639)     (830,935)     (19,873,466)
------------------------------------------------------------------------------------------------
   Net increase                       8,836,288    $ 264,044,321     7,276,405    $ 169,699,294
================================================================================================


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     25

Financial Highlights


---------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended
                                                                                11/30/11      11/30/10
---------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $  26.84      $  20.96
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $  (0.28)     $  (0.22)
 Net realized and unrealized gain (loss) on investments                             3.30          6.10
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $   3.02      $   5.88
Distributions to shareowners:
 Net realized gain                                                                 (1.44)           --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $   1.58      $   5.88
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  28.42      $  26.84
=========================================================================================================
Total return*                                                                      11.51%        28.05%
Ratio of net expenses to average net assets+                                        1.40%         1.28%
Ratio of net investment loss to average net assets+                                (1.00)%       (0.92)%
Portfolio turnover rate                                                               26%           27%
Net assets, end of period (in thousands)                                        $523,611      $493,766
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       1.51%         1.56%
 Net investment loss                                                               (1.11)%       (1.21)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       1.40%         1.28%
 Net investment loss                                                               (1.00)%       (0.92)%
=========================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended    Year Ended
                                                                                11/30/09     11/30/08      11/30/07
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $  17.06     $  25.82      $  26.15
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $  (0.12)    $  (0.13)     $  (0.25)
 Net realized and unrealized gain (loss) on investments                             4.02        (8.10)         2.18
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $   3.90     $  (8.23)     $   1.93
Distributions to shareowners:
 Net realized gain                                                                    --        (0.53)        (2.26)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $   3.90     $  (8.76)     $  (0.33)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  20.96     $  17.06      $  25.82
=====================================================================================================================
Total return*                                                                      22.86%      (31.86)%        7.57%
Ratio of net expenses to average net assets+                                        1.36%        1.40%         1.41%
Ratio of net investment loss to average net assets+                                (0.82)%      (0.70)%       (0.97)%
Portfolio turnover rate                                                               29%          37%           58%
Net assets, end of period (in thousands)                                        $396,023     $204,015      $225,402
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       1.60%        1.57%         1.53%
 Net investment loss                                                               (1.06)%      (0.86)%       (1.10)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       1.36%        1.40%         1.40%
 Net investment loss                                                               (0.82)%      (0.70)%       (0.96)%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


26    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

---------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended
                                                                                11/30/11     11/30/10
---------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                            $25.15       $19.83
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $(0.57)      $(0.47)
 Net realized and unrealized gain (loss) on investments                           3.14         5.79
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $ 2.57       $ 5.32
Distributions to shareowners:
 Net realized gain                                                               (1.44)          --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ 1.13       $ 5.32
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $26.28       $25.15
=========================================================================================================
Total return*                                                                    10.49%       26.83%
Ratio of net expenses to average net assets+                                      2.30%        2.17%
Ratio of net investment loss to average net assets+                              (1.91)%      (1.82)%
Portfolio turnover rate                                                             26%          27%
Net assets, end of period (in thousands)                                        $8,256       $9,142
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     2.37%        2.48%
 Net investment loss                                                             (1.98)%      (2.13)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     2.30%        2.17%
 Net investment loss                                                             (1.91)%      (1.82)%
=========================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended    Year Ended
                                                                                11/30/09     11/30/08      11/30/07
----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                            $16.29       $ 24.90       $25.52
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $(0.19)      $ (0.40)      $(0.52)
 Net realized and unrealized gain (loss) on investments                           3.73         (7.68)        2.16
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $ 3.54       $ (8.08)      $ 1.64
Distributions to shareowners:
 Net realized gain                                                                  --         (0.53)       (2.26)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ 3.54       $ (8.61)      $(0.62)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $19.83       $ 16.29       $24.90
======================================================================================================================
Total return*                                                                    21.73%       (32.43)%       6.62%
Ratio of net expenses to average net assets+                                      2.24%         2.31%        2.32%
Ratio of net investment loss to average net assets+                              (1.73)%       (1.63)%      (1.88)%
Portfolio turnover rate                                                             29%           37%          58%
Net assets, end of period (in thousands)                                        $9,197       $ 3,805       $6,964
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     2.60%         2.40%        2.32%
 Net investment loss                                                             (2.09)%       (1.72)%      (1.88)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     2.24%         2.30%        2.30%
 Net investment loss                                                             (1.73)%       (1.62)%      (1.86)%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     27

---------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended
                                                                                11/30/11      11/30/10
---------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 23.50       $ 18.52
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $ (0.42)      $ (0.38)
 Net realized and unrealized gain (loss) on investments                            2.84          5.36
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  2.42       $  4.98
Distributions to shareowners:
 Net realized gain                                                                (1.44)           --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.98       $  4.98
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 24.48       $ 23.50
=========================================================================================================
Total return*                                                                     10.59%        26.89%
Ratio of net expenses to average net assets+                                       2.20%         2.18%
Ratio of net investment loss to average net assets+                               (1.81)%       (1.82)%
Portfolio turnover rate                                                              26%           27%
Net assets, end of period (in thousands)                                        $60,111       $47,291
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      2.20%         2.29%
 Net investment loss                                                              (1.81)%       (1.93)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      2.20%         2.18%
 Net investment loss                                                              (1.81)%       (1.82)%
=========================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended   Year Ended
                                                                                11/30/09      11/30/08     11/30/07
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 15.21       $ 23.30      $ 23.99
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $ (0.22)      $ (0.36)     $ (0.49)
 Net realized and unrealized gain (loss) on investments                            3.53         (7.20)        2.06
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  3.31       $ (7.56)     $  1.57
Distributions to shareowners:
 Net realized gain                                                                   --         (0.53)       (2.26)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  3.31       $ (8.09)     $ (0.69)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 18.52       $ 15.21      $ 23.30
======================================================================================================================
Total return*                                                                     21.76%       (32.43)%       6.75%
Ratio of net expenses to average net assets+                                       2.26%         2.27%        2.20%
Ratio of net investment loss to average net assets+                               (1.71)%       (1.59)%      (1.76)%
Portfolio turnover rate                                                              29%           37%          58%
Net assets, end of period (in thousands)                                        $36,280       $20,913      $37,659
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      2.40%         2.27%        2.20%
 Net investment loss                                                              (1.86)%       (1.59)%      (1.76)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      2.26%         2.27%        2.19%
 Net investment loss                                                              (1.71)%       (1.59)%      (1.75)%
======================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


28    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

-----------------------------------------------------------------------------------------------------
                                                                       Year Ended       12/29/09 (a)
                                                                       11/30/11         to 11/30/10
-----------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                  $  26.91         $  22.77
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                                  $  (0.17)        $  (0.07)
  Net realized and unrealized gain on investments                          3.29             4.21
-----------------------------------------------------------------------------------------------------
    Net increase from investment operations                            $   3.12         $   4.14
 Distributions to shareowners:
  Net realized gain                                                       (1.44)              --
-----------------------------------------------------------------------------------------------------
 Net increase in net asset value                                       $   1.68         $   4.14
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $  28.59         $  26.91
=====================================================================================================
 Total return*                                                            11.86%           18.18%
 Ratio of net expenses to average net assets+                              1.10%            1.03%**
 Ratio of net investment loss to average net assets+                      (0.71)%          (0.66)%**
 Portfolio turnover rate                                                     26%              27%**
 Net assets, end of period (in thousands)                              $460,667         $195,799
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                             1.10%            1.03%**
  Net investment loss                                                     (0.71)%          (0.66)%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                             1.10%            1.03%**
  Net investment loss                                                     (0.71)%          (0.66)%**
=====================================================================================================

(a) Class Y shares were first publicly offered on December 29, 2009.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     29

Notes to Financial Statements | 11/30/11

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class B shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on December 29, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.


The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


30    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     31

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At November 30, 2011, the Fund reclassified $9,237,358 to decrease undistributed net investment loss and $9,237,358 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

--------------------------------------------------------------------------------
                                                            2011           2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Long-term capital gain                            $51,338,969           $ --
--------------------------------------------------------------------------------
     Total                                           $51,338,969           $ --
================================================================================


32    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed long-term gain                                    $  4,240,096
   Unrealized appreciation                                          206,732,431
--------------------------------------------------------------------------------
     Total                                                         $210,972,527
================================================================================


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $77,235 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2011.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended November 30, 2011 the Fund recognized gains of $31,899 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     33
   account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Risks

   Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. For the year ended November 30, 2011, the effective management fee (excluding


34    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11
waivers and/or assumption of expenses) was equivalent to 0.85% of the Fund's average net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30% and 2.30% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended November 30, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,110 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     35

For the year ended November 30, 2011, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                             $1,282,169
 Class B                                                                 12,157
 Class C                                                                 89,208
 Class Y                                                                509,747
--------------------------------------------------------------------------------
   Total                                                             $1,893,281
================================================================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $309,905 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2011.


4. Distribution Plan

The Fund has adopted a distribution plan (The Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,184 in distribution fees payable to PFD at November 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2011, CDSCs in the amount of $22,497 were paid to PFD.


36    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2011, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the federal funds rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2011, the Fund had no borrowings under this agreement.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     37

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust I and Shareowners of Pioneer Oak Ridge Small Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Small Cap Growth Fund (the "Fund"), one of the series comprising Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Small Cap Growth Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP


Boston, Massachusetts
January 25, 2012


38    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Approval of Investment Advisory and Sub-Advisory Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Oak Ridge Small Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     39

Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2011, in the second quintile of its Morningstar category for the three year period ended June 30, 2011, and in the first quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated


40    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11
both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     41
respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.


42    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Investment Sub-Adviser
Oak Ridge Investments, LLC


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


44    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2003.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age                Principal Occupation                                            Held by this Trustee
-----------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment     None
                            Management USA Inc. ("PIM-USA"); Chairman and a director
                            of Pioneer; Chairman and Director of Pioneer Institutional
                            Asset Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin) (until
                            October 2011); President and a director of Pioneer
                            Alternative Investment Management (Bermuda) Limited and
                            affiliated funds; Deputy Chairman and a director of Pioneer
                            Global Asset Management S.p.A. ("PGAM") (until April 2010);
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (2004 - 2011); Director of
                            Fiduciary Counseling, Inc.; President and Director of Pioneer
                            Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                            Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February          None
                            2007); Director and President of Pioneer and Pioneer
                            Institutional Asset Management, Inc. (since February 2007);
                            Executive Vice President of all of the Pioneer Funds (since
                            March 2007); Director of PGAM (2007 - 2010); Head of
                            New Europe Division, PGAM (2000 - 2005); and Head of
                            New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.



       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     45

Independent Trustees

-----------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
-----------------------------------------------------------------
David R. Bock (67)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
-----------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2003.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.


---------------------------------------------------------------------------------------------------------------------------
                                                                                     Other Directorships
Name and Age         Principal Occupation                                            Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate      Director of Enterprise Community
                     advisory services company) (1997 - 2004 and 2008 -              Investment, Inc. (privately held
                     present); Interim Chief Executive Officer, Oxford Analytica,    affordable housing finance
                     Inc. (privately-held research and consulting company)           company) (1985 - 2010); Director of
                     (2010); Executive Vice President and Chief Financial Officer,   Oxford Analytica, Inc. (2008 -
                     I-trax, Inc. (publicly traded health care services company)     present); Director of The Swiss
                     (2004 - 2007); and Executive Vice President and Chief           Helvetia Fund, Inc. (closed-end
                     Financial Officer, Pedestal Inc. (internet-based mortgage       fund) (2010 - present); and
                     trading company (2000 - 2002)                                   Director of New York Mortgage
                                                                                     Trust (publicly traded mortgage
                                                                                     REIT) (2004 - 2009)
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial      Director of Marriott International,
                     advisory firm) (1991 - present); Senior Managing Director,      Inc. (2008 - present); Director of
                     Brock Capital Group, LLC (strategic business advisors)          Discover Financial Services
                     (2010 - present); Managing Director, Federal Housing            (credit card issuer and electronic
                     Finance Board (oversight of Federal Home Loan Bank              payment services) (2007 -
                     system) (1989 - 1991); Vice President and Head of               present); Former Director of
                     International Finance, Federal National Mortgage Association    Briggs & Stratton Co. (engine
                     (1988 - 1989); U.S. Alternate Executive Director,               manufacturer) (2004 - 2009);
                     International Monetary Fund (1984 - 1988); Executive            Former Director of UAL Corporation
                     Assistant to Deputy Secretary of the U.S. Treasury, U.S.        (airline holding company)
                     Treasury Department (1982 - 1984); and Vice President           (2006 - 2010); Director of ManTech
                     and Team Leaderin Corporate Banking, Bankers Trust Co.          International Corporation-(national
                     (1976 - 1982)                                                   security, defense, and intelligence
                                                                                     technology firm) (2006 - present);
                                                                                     Member, Board of Governors, Investment
                                                                                     Company Institute (2007 -
---------------------------------------------------------------------------------------------------------------------------


46    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Mary K. Bush (continued)
----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal
----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age                Principal Occupation                                          Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                  present); Member, Board of
                                                                                          Governors, Independent Directors
                                                                                          Council (2007 - present) Former
                                                                                          Director of Brady Corporation
                                                                                          (2000 - 2007); Former Director
                                                                                          of Mortgage Guaranty Insurance
                                                                                          Corporation (1991 - 2006);
                                                                                          Former Director of Millennium
                                                                                          Chemicals, Inc. (commodity
                                                                                          chemicals) (2002 - 2005);
                                                                                          Former Director, R.J. Reynolds
                                                                                          Tobacco Holdings, Inc. (tobacco)
                                                                                          (1999 - 2005); and Former
                                                                                          Director of Texaco, Inc. (1997 -
                                                                                          2001)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy,          Trustee, Mellon Institutional
                            Harvard University (1972 - present)                           Funds Investment Trust and
                                                                                          Mellon Institutional Funds Master
                                                                                          Portfolio (oversaw 17 portfolios
                                                                                          in fund complex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary,    None
                            The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance
                            Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     47

---------------------------------------------------------------------
                           Position Held   Length of Service
Name and Age               with the Fund   and Term of Office
---------------------------------------------------------------------
Thomas J. Perna (61)       Trustee         Trustee since 2006.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
---------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee         Trustee since 2003.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
---------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age               Principal Occupation                                            Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)       Chairman and Chief Executive Officer, Quadriserv, Inc.          Director, Broadridge Financial
                           (technology products for securities lending industry)           Solutions, Inc. (investor
                           (2008 - present); private investor (2004 - 2008); and           communications and securities
                           Senior Executive Vice President, The Bank of New York           processing provider for financial
                           (financial and securities services) (1986 - 2004)               services industry) (2009 - present);
                                                                                           and Director, Quadriserv, Inc. (2005
                                                                                           - present)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret &         Director of New America High Income
                           Company, Inc. (investment banking firm) (1981 - present)        Fund, Inc. (closed-end investment
                                                                                           company) (2004 - present); and member,
                                                                                           Board of Governors, Investment Company
                                                                                           Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------


48    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

Fund Officers


--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                 Principal Occupation                                              Held by this Officer
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer           None
                             since January 2008 and Secretary of all of the Pioneer
                             Funds since June 2010; Assistant Secretary of all of the
                             Pioneer Funds from September 2003 to May 2010; and
                             Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006           None
                             and Assistant Secretary of all the Pioneer Funds since June
                             2010; Manager -- Fund Governance of Pioneer from December
                             2003 to November 2006; and Senior Paralegal of
                             Pioneer from January 2000 to November 2003
---------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary        None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004
                             to June 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President -- Fund Accounting, Administration and             None
                             Controllership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration       None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration        None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     49

--------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
--------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age            Principal Occupation                                                    Held by this Officer
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager -- Fund Accounting,                         None
                        Administration and Controllership Services since November 2008;
                        Assistant Treasurer of all of the Pioneer Funds since January
                        2009; and Client Service Manager -- Institutional Investor
                        Services at State Street Bank from March 2003 to March
                        2007
----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer              None
                        Funds since March 2010; Director of Adviser and Portfolio
                        Compliance at Pioneer since October 2005; and Senior
                        Compliance Officer for Columbia Management Advisers, Inc.
                        from October 2003 to October 2005
----------------------------------------------------------------------------------------------------------------------


50    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

                           This page for your notes.



















       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11     51

                           This page for your notes.



















52    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





            Pioneer Select Mid Cap Growth Fund
--------------------------------------------------------------------------------
            Annual Report | November 30, 2011
--------------------------------------------------------------------------------


            Ticker Symbols:
            Class A   PMCTX
            Class C   PMTCX
            Class Y   PMTYX



            [LOGO] PIONEER
                   Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        8

Prices and Distributions                                                 9

Performance Update                                                      10

Comparing Ongoing Fund Expenses                                         13

Schedule of Investments                                                 15

Financial Statements                                                    22

Notes to Financial Statements                                           29

Report of Independent Registered Public Accounting Firm                 37

Approval of Investment Advisory Agreement                               38

Trustees, Officers and Service Providers                                42


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good investment opportunities in both equity and bond markets, using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     3

Portfolio Management Discussion | 11/30/11

Over the twelve months ended November 30, 2011, Pioneer Select Mid Cap Growth Fund delivered positive returns that slightly trailed those of the Russell Midcap Growth Index, the Fund's benchmark, but that were well ahead of the average return of the Fund's industry peers, as tracked by Lipper, Inc. Strong security selection within the Fund's portfolio outweighed weaker results at the sector allocation level. In the following interview, Ken Winston, vice president and portfolio manager at Pioneer, describes the market-shifting events that occurred over the 12-month period and details some of the factors that affected the Fund's performance. Mr. Winston is responsible for the day-to-day management of the Fund.

Q How would you describe the investment background over the 12 months ended November 30, 2011?

A Equities got off to a strong start as the 12-month period began late in 2010, but valuations began to contract during the spring of 2011 as global events introduced new uncertainties. Political uprisings in North Africa and the Middle East were already underway when Japan's devastating tsunami and earthquake in March undercut that nation's economy and disrupted global supply lines across a range of industries. Consistently disappointing employment reports soon caused investors to reassess the sustainability of the U.S. economic recovery, while the contentious summer debate over raising the country's debt ceiling led business executives all over the world to reconsider their strategies. The crisis came to a head with the unprecedented downgrade of the United States' credit rating by Standard & Poor's in early August. Sovereign-debt weakness in several European countries also added to investor worries as the fall of 2011 began, driving markets lower until a September rebound. Prices stabilized, then rose and remained fairly steady for the balance of the period, leaving markets slightly ahead of their November 2010 levels.

Q How did the Fund perform against that background over the 12 months ended November 30, 2011?

A Pioneer Select Mid Cap Growth Fund Class A shares returned 5.79% at net asset value during the 12 months ended November 30, 2011, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 6.07%. During the same 12-month period, the average return of the 397 mutual funds in Lipper's Mid Cap Growth Funds category was 3.63%. The
   Fund's strong standing relative to its Lipper peers may be attributable to our sticking with our investment discipline, which is to choose


4     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11
   what we believe are quality companies with sustainable marketplace advantages and earnings power, rather than adjusting our approach each time there are perceived changes in the risk environment.

Q Which sector allocations or stock picks contributed favorably to the Fund's performance during the 12 months ended November 30, 2011?

A Successful stock selections added to the Fund's returns in all sectors except financial services and information technology. The best performance came in consumer staples, where all of the Fund's holdings fared well. Top Fund holdings in consumer staples included Herbalife, which sells nutrition and weight loss supplements, and up-market grocery chain Whole Foods Markets. Mead Johnson Nutrition, a provider of premium baby formulas popular in China, also was a favorable contributor to the Fund's results, as was Fomento Economico Mexicano, a beer distributor, Coca Cola bottler and operator of a fast-growing convenience store chain. In addition, Green Mountain Coffee, makers of Keurig one-cup coffee-brewing systems, was one of the 12-month period's leading performers overall.

   Other top holdings included LKQ, which salvages auto parts for resale and was an outstanding contributor to the Fund's returns during the period. LKQ also has a division that manufactures new replacement parts and sells them for much less than the cost of original equipment. The company's two-pronged approach provides a major inventory advantage in a business that has huge barriers to entry, thus discouraging possible competitors. LKQ has recorded strong results over four consecutive quarters and appears to offer good potential for sustainable growth. Dollar Tree Stores was another leading contributor to Fund returns during the 12-month period, thanks to its successful formula of procuring everyday consumer items at rock-bottom prices and selling them at levels that appeal to consumers. Dollar Tree has seen same-store revenues -- a key measure of retail success -- grow, even while expanding its retail footprint.

   Despite the overall negative effect of information technology holdings on the Fund's performance during the period, results in the sector did receive a boost from NetLogic, whose semiconductors are used in components made by several large technology companies. NetLogic was acquired by Broadcom (not in the portfolio) at a sizeable premium to its market price, thus benefiting the Fund's results over the 12-month period.

Q What were some of the disappointing investments and/or sector allocations that affected the Fund's performance during the 12 months ended November 30, 2011?

A The Fund's (and the Russell Index's) worst-performing sector during the 12-month period was information technology, where the Fund's overweight stake significantly hampered relative performance. In addition, the Fund's


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     5
   weightings in the four best-performing sectors, utilities, consumer staples, materials and consumer discretionary, were below those of the Russell Index.

   As for individual Fund holdings that disappointed, PMC-Sierra fell substantially during the period. PMC makes a broad line of semiconductors for wireless communications and base-station components. The company's shares sagged when a key Chinese customer slowed its spending, and domestic giants Verizon and AT&T (not in the portfolio) held off on their network expansions. We believe purchasing levels will recover and we continue to favor PMC as a Fund holding.

   Guess, the popular clothing and fashion accessories producer, declined during the period amid the uncertain outlook in Europe, where Guess derives approximately 40% of its sales. Growth in Asia was not enough to overcome the weakness in Europe. Rising costs for cotton, a key expense for the company, also ate into margins. Cotton prices have since stabilized and we continue to hold Guess in the portfolio based on its attractive long-term potential.

   We sold Key Energy Services during the period on the belief that the slowing U.S. economy and the gloomy global growth outlook would curtail drilling activity. The expectation proved false as drillers, so far, have shown few signs of cutbacks in the months ahead. However, eliminating Key Energy helped reduce the portfolio's exposure to the oil services business, which is highly leveraged.

   We also sold the Fund's position in Solutia, a maker of specialty chemicals and an underperforming holding. Solutia fell victim to slowing global growth during the 12-month period, especially given its exposure to both the euro-zone and to decelerating activity in China's auto and construction industries.

Q  What is your outlook for 2012?

A While fears of an economic deceleration in the U.S. continue to linger, we think corporate earnings will remain vigorous, although perhaps not equaling 2011's record pace. U.S. companies have learned from recent events and responded by beefing up balance sheets and taking important steps to maintain and increase profitability, even during a possible downturn. Nevertheless, the muted economic cycle and constrained credit availability are real concerns. Innovation is essential to the health of American businesses, and when picking stocks for the Fund we continue to emphasize innovative companies that can grow revenues and earnings under uncertain economic conditions. We also believe that the United States' budget and deficit issues are solvable over the long term.


6     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

   Investor perceptions of success or failure in the handling of the euro-zone crisis will no doubt be a primary ingredient for establishing the market's tone during the next year. U.S. companies derive about more than 10% of their earnings from Europe, and a falloff of even a few percentage points from that total would be harmful, though not disastrous.

Please refer to the Schedule of Investments on pages 15-21 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors.

Investing in mid-sized companies may offer the potential for higher returns, but such companies are also subject to greater short-term price fluctuations than larger, more-established companies.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     7

Portfolio Summary | 11/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              95.7%
Depositary Receipts for International Stocks     4.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                          25.4%
Consumer Discretionary                          17.9%
Industrials                                     16.3%
Health Care                                     13.5%
Energy                                           9.9%
Consumer Staples                                 6.1%
Materials                                        6.0%
Financials                                       4.2%
Utilities                                        0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1.  Cubist Pharmaceuticals, Inc.                                        2.30%
------------------------------------------------------------------------------
 2.  LKQ Corp.                                                           2.15
------------------------------------------------------------------------------
 3.  Ross Stores, Inc.                                                   1.71
------------------------------------------------------------------------------
 4.  Fomento Economico Mexicano SA de CV                                 1.69
------------------------------------------------------------------------------
 5.  Tractor Supply Co.                                                  1.63
------------------------------------------------------------------------------
 6.  Salix Pharmaceuticals, Ltd.                                         1.61
------------------------------------------------------------------------------
 7.  BE Aerospace, Inc.                                                  1.59
------------------------------------------------------------------------------
 8.  Ecolab, Inc.                                                        1.59
------------------------------------------------------------------------------
 9.  CoStar Group, Inc.                                                  1.52
------------------------------------------------------------------------------
10.  SS&C Technologies Holdings, Inc.                                    1.46
------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Prices and Distributions | 11/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                   11/30/11                   11/30/10
--------------------------------------------------------------------------------
       A                      $17.73                     $16.76
--------------------------------------------------------------------------------
       C                      $16.37                     $15.62
--------------------------------------------------------------------------------
       Y                      $18.16                     $17.10
--------------------------------------------------------------------------------

Distributions per Share: 12/1/10-11/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net
                   Investment       Short-Term           Long-Term
    Class            Income        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
      A              $ --              $ --                 $ --
--------------------------------------------------------------------------------
      C              $ --              $ --                 $ --
--------------------------------------------------------------------------------
      Y              $ --              $ --                 $ --
--------------------------------------------------------------------------------

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     9

Performance Update | 11/30/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                      Net Asset       Public Offering
Period                                Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                              6.97%            6.35%
5 Years                               4.26             3.03
1 Year                                5.79            -0.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                      1.21%            1.21%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Select             Russell Midcap
              Mid Cap Growth Fund        Growth Index
11/01          9425                      10000
               8289                       8020
11/03         10709                      10638
              11455                      11851
11/05         13622                      13770
              15020                      15544
11/07         17082                      17118
               9943                       9218
11/09         14463                      13166
              17489                      16632
11/11         18501                      17641

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was established in connection with the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class A shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.


10     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(1/7/2002)                                 6.16%          6.16%
5 Years                                    3.46           3.46
1 Year                                     4.80           4.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
--------------------------------------------------------------------------------
                                           2.25%          2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Select             Russell Midcap
              Mid Cap Growth Fund        Growth Index
 1/02         10000                      10000
               9037                       7986
11/03         11592                      10592
              12312                      11800
11/05         14594                      13711
              16019                      15477
11/07         18178                      17044
              10475                       9178
11/09         15129                      13109
              18123                      16561
11/11         18993                      17566

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was established in connection with the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class C shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     11

Performance Update | 11/30/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2011)
--------------------------------------------------------------------------------
                                         If                If
 Period                                  Held              Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(6/23/2004)                              7.33%             7.33%
5 Years                                  4.60              4.60
1 Year                                   6.20              6.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                         Gross             Net
--------------------------------------------------------------------------------
                                         0.74%             0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer Select             Russell Midcap
              Mid Cap Growth Fund        Growth Index
 6/04         5000000                    5000000
11/04         5110906                    5201134
11/05         6086709                    6043464
11/06         6727271                    6821939
11/07         7660445                    7512741
11/08         4471893                    4045427
11/09         6532479                    5778163
11/10         7933622                    7299439
11/11         8425414                    7742438

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was established in connection with the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class Y shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has not been restated to reflect any differences in expenses. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.


12     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2011 through November 30, 2011.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 6/1/11
--------------------------------------------------------------------------------
Ending Account                            $905.97        $901.43        $907.54
Value (after expenses) on 11/30/11
--------------------------------------------------------------------------------
Expenses Paid                               $5.49          $9.87          $3.40
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 2.07% and 0.71% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2011 through November 30, 2011.

--------------------------------------------------------------------------------
Share Class                                A               C               Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00       $1,000.00       $1,000.00
Value on 6/1/11
--------------------------------------------------------------------------------
Ending Account                         $1,019.30       $1,014.69       $1,021.51
Value (after expenses) on 11/30/11
--------------------------------------------------------------------------------
Expenses Paid                              $5.82          $10.45           $3.60
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 2.07% and 0.71% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


14     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Schedule of Investments | 11/30/11

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
               COMMON STOCKS -- 98.5%
               ENERGY -- 9.8%
               Oil & Gas Drilling -- 1.3%
   116,224     Ensco Plc (A.D.R.)                              $  6,040,161
---------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 1.8%
    63,000     Cameron International Corp.*                    $  3,401,370
    64,000     Oil States International, Inc.*                    4,816,000
                                                               ------------
                                                               $  8,217,370
---------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 5.6%
    74,000     Cabot Oil & Gas Corp.                           $  6,555,660
   105,800     EQT Corp.                                          6,560,658
   115,000     McMoRan Exploration Co.*                           1,837,700
    38,000     Range Resources Corp.                              2,724,980
    58,000     SM Energy Co.                                      4,610,420
    90,100     Southwestern Energy Co.*                           3,428,305
                                                               ------------
                                                               $ 25,717,723
---------------------------------------------------------------------------
               Oil & Gas Storage & Transportation -- 1.1%
   114,000     Golar LNG, Ltd.                                 $  4,970,400
                                                               ------------
               Total Energy                                    $ 44,945,654
---------------------------------------------------------------------------
               MATERIALS -- 5.9%
               Fertilizers & Agricultural Chemicals -- 0.5%
    45,000     The Mosaic Co.*                                 $  2,374,200
---------------------------------------------------------------------------
               Industrial Gases -- 0.9%
    55,000     Airgas, Inc.                                    $  4,232,250
---------------------------------------------------------------------------
               Metal & Glass Containers -- 0.7%
    89,000     Ball Corp.                                      $  3,124,790
---------------------------------------------------------------------------
               Specialty Chemicals -- 2.7%
   111,700     Celanese Corp.                                  $  5,192,933
   126,000     Ecolab, Inc.                                       7,184,520
                                                               ------------
                                                               $ 12,377,453
---------------------------------------------------------------------------
               Steel -- 1.1%
    40,000     Allegheny Technologies, Inc.*                   $  2,008,800
    44,000     Cliffs Natural Resources, Inc.                     2,983,640
                                                               ------------
                                                               $  4,992,440
                                                               ------------
               Total Materials                                 $ 27,101,133
---------------------------------------------------------------------------
               CAPITAL GOODS -- 9.2%
               Aerospace & Defense -- 3.3%
   184,500     BE Aerospace, Inc.*                             $  7,186,275
   174,700     Hexcel Corp.*                                      4,353,524
   180,000     Spirit Aerosystems Holdings, Inc.*                 3,511,800
                                                               ------------
                                                               $ 15,051,599
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     15

-----------------------------------------------------------------------------------
 Shares                                                                Value
-----------------------------------------------------------------------------------
               Construction & Engineering -- 1.1%
   170,400     KBR, Inc.                                               $  4,924,560
-----------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.6%
    30,600     Cummins, Inc.                                           $  2,947,698
-----------------------------------------------------------------------------------
               Electrical Components & Equipment -- 1.8%
    75,500     Polypore International, Inc.*                           $  3,703,275
    63,000     Rockwell International Corp.                               4,726,890
                                                                       ------------
                                                                       $  8,430,165
-----------------------------------------------------------------------------------
               Industrial Machinery -- 2.4%
    67,000     Chart Industries, Inc.*                                 $  4,077,620
    70,000     Crane Co.                                                  3,359,300
    57,073     SPX Corp.                                                  3,618,428
                                                                       ------------
                                                                       $ 11,055,348
                                                                       ------------
               Total Capital Goods                                     $ 42,409,370
-----------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 4.9%
               Research & Consulting Services -- 4.9%
    70,000     Acacia Research Corp.*                                  $  2,437,400
   103,000     CoStar Group, Inc.*                                        6,853,620
    67,900     HIS, Inc.*                                                 6,001,002
   176,000     Nielsen Holdings BV*                                       5,112,800
   150,000     RPX Corp.*                                                 2,118,000
                                                                       ------------
                                                                       $ 22,522,822
                                                                       ------------
               Total Commercial Services & Supplies                    $ 22,522,822
-----------------------------------------------------------------------------------
               TRANSPORTATION -- 1.9%
               Airlines -- 0.8%
    55,000     Copa Holdings SA                                        $  3,550,800
-----------------------------------------------------------------------------------
               Railroads -- 1.1%
    75,500     Kansas City Southern Industries, Inc.*                  $  5,136,265
                                                                       ------------
               Total Transportation                                    $  8,687,065
-----------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 2.3%
               Auto Parts & Equipment -- 1.8%
   142,600     Gentex Corp.                                            $  4,203,848
    96,000     Lear Corp.                                                 4,025,280
                                                                       ------------
                                                                       $  8,229,128
-----------------------------------------------------------------------------------
               Motorcycle Manufacturers -- 0.5%
    69,000     Harley-Davidson, Inc.                                   $  2,537,130
                                                                       ------------
               Total Automobiles & Components                          $ 10,766,258
-----------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 0.9%
               Housewares & Specialties -- 0.9%
    72,000     Tupperware Brands Corp.                                 $  4,194,720
                                                                       ------------
               Total Consumer Durables & Apparel                       $  4,194,720
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

---------------------------------------------------------------------
 Shares                                                  Value
---------------------------------------------------------------------
               CONSUMER SERVICES -- 2.8%
               Hotels, Resorts & Cruise Lines -- 1.6%
   100,000     7 Days Group Holding, Ltd. (A.D.R.)*      $  1,388,000
   111,000     Royal Caribbean Cruises, Ltd.*               3,075,810
    76,800     Wyndham Worldwide Corp.                      2,722,560
                                                         ------------
                                                         $  7,186,370
---------------------------------------------------------------------
               Restaurants -- 1.2%
    18,000     Chipotle Mexican Grill, Inc.*             $  5,788,080
                                                         ------------
               Total Consumer Services                   $ 12,974,450
---------------------------------------------------------------------
               MEDIA -- 2.1%
               Movies & Entertainment -- 1.5%
   225,000     Cinemark Holdings, Inc.                   $  4,407,750
   120,000     Imax Corp.*                                  2,329,200
                                                         ------------
                                                         $  6,736,950
---------------------------------------------------------------------
               Publishing -- 0.6%
    61,000     McGraw-Hill Co., Inc.                     $  2,604,700
                                                         ------------
               Total Media                               $  9,341,650
---------------------------------------------------------------------
               RETAILING -- 9.5%
               Apparel Retail -- 4.0%
   120,400     Guess?, Inc.                              $  3,385,648
    86,700     Ross Stores, Inc.                            7,724,103
    73,000     TJX Companies, Inc.                          4,504,100
    95,800     Urban Outfitters, Inc.*                      2,584,684
                                                         ------------
                                                         $ 18,198,535
---------------------------------------------------------------------
               Distributors -- 2.1%
   318,000     LKQ Corp.*                                $  9,708,540
---------------------------------------------------------------------
               General Merchandise Stores -- 1.8%
    70,000     Dollar Tree Stores, Inc.*                 $  5,704,300
    44,800     Family Dollar Stores, Inc.                   2,662,016
                                                         ------------
                                                         $  8,366,316
---------------------------------------------------------------------
               Specialty Stores -- 1.6%
   102,000     Tractor Supply Co.                        $  7,367,460
                                                         ------------
               Total Retailing                           $ 43,640,851
---------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 1.4%
               Food Retail -- 1.4%
    95,000     Whole Foods Market, Inc.                  $  6,469,500
                                                         ------------
               Total Food & Drug Retailing               $  6,469,500
---------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.3%
               Packaged Foods & Meats -- 1.6%
    57,000     Green Mountain Coffee Roasters, Inc.*     $  2,988,510
    60,000     Mead Johnson Nutrition Co.                   4,521,600
                                                         ------------
                                                         $  7,510,110
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     17

----------------------------------------------------------------------------
 Shares                                                         Value
----------------------------------------------------------------------------
               Soft Drinks -- 1.7%
   111,700     Fomento Economico Mexicano SA de CV (A.D.R.)     $  7,619,057
                                                                ------------
               Total Food, Beverage & Tobacco                   $ 15,129,167
----------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.3%
               Personal Products -- 1.3%
   103,843     Herbalife, Ltd.                                  $  5,742,518
                                                                ------------
               Total Household & Personal Products              $  5,742,518
----------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 6.1%
               Health Care Distributors -- 1.0%
   113,300     Cardinal Health, Inc.                            $  4,810,718
----------------------------------------------------------------------------
               Health Care Equipment -- 3.6%
   158,700     Abiomed, Inc.*                                   $  3,196,218
    43,050     HeartWare International, Inc.*                      2,970,450
   339,600     Hologic, Inc.*                                      5,980,356
     9,700     Surgical Intuitive, Inc.*                           4,211,837
                                                                ------------
                                                                $ 16,358,861
----------------------------------------------------------------------------
               Health Care Services -- 1.0%
    55,000     Catalyst Health Solutions, Inc.*                 $  2,861,100
    20,000     DaVita, Inc.*                                       1,523,600
                                                                ------------
                                                                $  4,384,700
----------------------------------------------------------------------------
               Health Care Technology -- 0.5%
    60,000     WebMD Health Corp.*                              $  2,173,200
                                                                ------------
               Total Health Care Equipment & Services           $ 27,727,479
----------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 7.2%
               Biotechnology -- 3.8%
   270,000     Amarin Corp. Plc (A.D.R.)*                       $  1,884,600
   270,000     Cubist Pharmaceuticals, Inc.*                      10,413,900
   160,000     Inhibitex, Inc.*                                    2,336,000
   200,000     NPS Pharmaceuticals, Inc.*                          1,136,000
    51,000     Vertex Pharmaceuticals, Inc.*                       1,478,490
                                                                ------------
                                                                $ 17,248,990
----------------------------------------------------------------------------
               Pharmaceuticals -- 3.4%
    38,600     Allergan, Inc.                                   $  3,231,592
   400,000     Cardiome Pharma Corp.*                                816,000
    60,000     Jazz Pharmaceuticals, Inc.*                         2,377,200
   165,000     Salix Pharmaceuticals, Ltd.*                        7,283,100
    33,000     Watson Pharmaceuticals, Inc.*                       2,132,460
                                                                ------------
                                                                $ 15,840,352
                                                                ------------
               Total Pharmaceuticals & Biotechnology            $ 33,089,342
----------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 1.5%
               Asset Management & Custody Banks -- 0.8%
   191,300     Invesco, Ltd.                                    $  3,873,825
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

-------------------------------------------------------------------------------
 Shares                                                            Value
-------------------------------------------------------------------------------
               Consumer Finance -- 0.7%
    72,000     Capital One Financial Corp.                         $  3,215,520
                                                                   ------------
               Total Diversified Financials                        $  7,089,345
-------------------------------------------------------------------------------
               INSURANCE -- 1.0%
               Property & Casualty Insurance -- 1.0%
   145,576     Axis Capital Holdings, Ltd.                         $  4,648,242
                                                                   ------------
               Total Insurance                                     $  4,648,242
-------------------------------------------------------------------------------
               REAL ESTATE -- 1.6%
               Real Estate Services -- 0.8%
    58,800     Jones Lang LaSalle, Inc.                            $  3,787,896
-------------------------------------------------------------------------------
               Residential Real Estate Investment Trust -- 0.8%
    85,000     American Campus Communities, Inc.                   $  3,343,900
                                                                   ------------
               Total Real Estate                                   $  7,131,796
-------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 13.5%
               Application Software -- 7.2%
    68,800     Ansys, Inc.*                                        $  4,263,536
    50,700     Citrix Systems, Inc.*                                  3,619,473
   325,000     Compuware Corp.*                                       2,684,500
    71,700     Intuit, Inc.                                           3,817,308
   160,000     RealPage, Inc.*                                        4,004,800
   411,713     SS&C Technologies Holdings, Inc.*                      6,607,994
   171,000     SuccessFactors, Inc.*                                  4,377,600
   137,400     TIBCO Software, Inc.*                                  3,764,760
                                                                   ------------
                                                                   $ 33,139,971
-------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 2.7%
    31,300     Alliance Data Systems Corp.*                        $  3,205,433
    13,100     MasterCard, Inc.                                       4,906,605
    95,000     Verifone Holdings, Inc.*                               4,165,750
                                                                   ------------
                                                                   $ 12,277,788
-------------------------------------------------------------------------------
               Internet Software & Services -- 1.2%
     9,500     Google, Inc.*                                       $  5,694,205
-------------------------------------------------------------------------------
               IT Consulting & Other Services -- 0.5%
    40,000     Teradata Corp.*                                     $  2,169,200
-------------------------------------------------------------------------------
               Systems Software -- 1.9%
   100,000     Fortinet, Inc.*                                     $  2,399,000
    90,000     Red Hat, Inc.*                                         4,507,200
    69,100     Rovi Corp.*                                            1,917,525
                                                                   ------------
                                                                   $  8,823,725
                                                                   ------------
               Total Software & Services                           $ 62,104,889
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     19

----------------------------------------------------------------------
 Shares                                                   Value
----------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 6.5%
               Communications Equipment -- 1.7%
    75,000     Acme Packet, Inc.*                         $  2,507,250
   140,000     Finisar Corp.*                                2,581,600
   110,000     Juniper Networks, Inc.*                       2,498,100
                                                          ------------
                                                          $  7,586,950
----------------------------------------------------------------------
               Computer Hardware -- 1.2%
    14,000     Apple, Inc.*                               $  5,350,800
----------------------------------------------------------------------
               Computer Storage & Peripherals -- 2.2%
   223,000     EMC Corp.*                                 $  5,131,230
   423,521     OCZ Technology Group, Inc.*                   2,960,412
    45,000     Sandisk Corp.*                                2,218,950
                                                          ------------
                                                          $ 10,310,592
----------------------------------------------------------------------
               Technology Distributors -- 1.4%
   172,800     Arrow Electronics, Inc.*                   $  6,317,568
                                                          ------------
               Total Technology Hardware & Equipment      $ 29,565,910
----------------------------------------------------------------------
               SEMICONDUCTORS -- 5.1%
               Semiconductor Equipment -- 0.5%
    61,100     ASM Lithography Holdings NV (A.D.R.)       $  2,415,283
----------------------------------------------------------------------
               Semiconductors -- 4.6%
    90,000     Altera Corp.                               $  3,390,300
    75,000     Analog Devices, Inc.                          2,614,500
   385,000     Atmel Corp.*                                  3,414,950
   115,000     Broadcom Corp.*                               3,489,675
   578,400     Entropic Communications, Inc.*                2,880,431
   915,000     PMC Sierra, Inc.*                             5,114,850
                                                          ------------
                                                          $ 20,904,706
                                                          ------------
               Total Semiconductors                       $ 23,319,989
----------------------------------------------------------------------
               UTILITIES -- 0.7%
               Multi-Utilities -- 0.7%
   100,000     Ameren Corp.                               $  3,381,000
                                                          ------------
               Total Utilities                            $  3,381,000
----------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $378,629,345)                        $451,983,150
----------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 98.5%
               (Cost $378,629,345) (a)                    $451,983,150
----------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 1.5%       $  7,071,215
----------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                 $459,054,365
======================================================================

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

The accompanying notes are an integral part of these financial statements.

20     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

(a) At November 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $380,616,600 was as follows:

           Aggregate gross unrealized gain for all investments in
             which there is an excess of value over tax cost         $94,573,385
           Aggregate gross unrealized loss for all investments in
             which there is an excess of tax cost over value         (23,206,835)
                                                                     -----------
           Net unrealized gain                                       $71,366,550
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2011 aggregated $409,516,839 and $500,622,143, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

  Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements --
  Note 1A.

  The following is a summary of the inputs used as of November 30, 2011, in valuing the Fund's assets:

---------------------------------------------------------------------------
                   Level 1           Level 2      Level 3      Total
---------------------------------------------------------------------------
 Common Stocks     $451,983,150      $--          $--          $451,983,150
---------------------------------------------------------------------------
 Total             $451,983,150      $--          $--          $451,983,150
===========================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     21

Statement of Assets and Liabilities | 11/30/11

ASSETS:
  Investment in securities (cost $378,629,345)           $451,983,150
  Cash                                                        795,688
  Receivables --
   Investment securities sold                               9,389,157
   Fund shares sold                                            82,097
   Dividends                                                  292,089
  Other                                                        19,809
----------------------------------------------------------------------
     Total assets                                        $462,561,990
----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                       $  2,584,583
   Fund shares repurchased                                    756,631
  Due to affiliates                                            86,748
  Accrued expenses                                             79,663
----------------------------------------------------------------------
     Total liabilities                                   $  3,507,625
----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                        $412,280,264
  Accumulated net realized loss on investments            (26,579,704)
  Net unrealized gain on investments                       73,353,805
----------------------------------------------------------------------
     Total net assets                                    $459,054,365
======================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $362,504,353/20,450,639 shares)      $      17.73
  Class C (based on $13,090,187/799,747 shares)          $      16.37
  Class Y (based on $83,459,825/4,595,297 shares)        $      18.16
MAXIMUM OFFERING PRICE:
  Class A ($17.73 [divided by] 94.25%)                   $      18.81
======================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Statement of Operations

For the Year Ended 11/30/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,445)      $ 3,404,215
  Interest                                                       2,197
  Income from securities loaned, net                           153,491
---------------------------------------------------------------------------------------
     Total investment income                                               $  3,559,903
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 3,161,430
  Transfer agent fees and expenses
   Class A                                                     533,896
   Class C                                                      35,938
   Class Y                                                       3,696
  Distribution fees
   Class A                                                     985,556
   Class C                                                     141,669
  Shareholder communication expense                            264,695
  Administrative reimbursements                                149,671
  Custodian fees                                                24,455
  Registration fees                                             60,163
  Professional fees                                             69,724
  Printing expense                                              42,537
  Fees and expenses of nonaffiliated Trustees                   15,800
  Miscellaneous                                                 18,934
---------------------------------------------------------------------------------------
     Total expenses                                                        $  5,508,164
---------------------------------------------------------------------------------------
       Net investment loss                                                 $ (1,948,261)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
   Investments                                             $67,564,827
   Class action                                                549,409     $ 68,114,236
---------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                             $(33,233,237)
---------------------------------------------------------------------------------------
  Net gain on investments                                                  $ 34,880,999
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $ 32,932,738
=======================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     23

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            11/30/11           11/30/10
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $ (1,948,261)      $ (2,281,016)
Net realized gain on investments and class action             68,114,236         47,462,869
Change in net unrealized gain (loss) on investments          (33,233,237)        34,112,428
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 32,932,738       $ 79,294,281
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 41,572,669       $ 50,762,934
Shares issued in reorganization                                       --        311,493,352
Cost of shares repurchased                                  (123,923,153)       (92,752,128)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $(82,350,484)      $269,504,158
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $(49,417,746)      $348,798,439
NET ASSETS:
Beginning of year                                            508,472,111        159,673,672
--------------------------------------------------------------------------------------------
End of year                                                 $459,054,365       $508,472,111
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

--------------------------------------------------------------------------------------------------------
                                       '11 Shares      '11 Amount          '10 Shares       '10 Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                             1,638,594     $ 29,818,613           2,519,532     $ 39,050,247
Shares issued in reorganization                --               --          19,606,391      281,743,851
Less shares repurchased                (4,280,133)     (78,343,287)         (4,304,531)     (64,636,484)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (2,641,539)    $(48,524,674)         17,821,392     $256,157,614
========================================================================================================
Class C
Shares sold                               191,038     $  3,197,803             202,268     $  2,875,556
Shares issued in reorganization                --               --             490,678        6,624,151
Less shares repurchased                  (259,705)      (4,315,020)           (209,265)      (2,937,231)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (68,667)    $ (1,117,217)            483,681     $  6,562,476
========================================================================================================
Class Y
Shares sold                               483,384     $  8,556,253             581,550     $  8,837,131
Shares issued in reorganization                --               --           1,583,928       23,125,350
Less shares repurchased                (2,197,318)     (41,264,846)         (1,651,759)     (25,178,413)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (1,713,934)    $(32,708,593)            513,719     $  6,784,068
========================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     25

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year        Year          Year         Year
                                                                   Ended         Ended       Ended         Ended        Ended
                                                                   11/30/11      11/30/10    11/30/09 (a)  11/30/08     11/30/07
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  16.76      $  13.86    $  9.59       $   18.63    $  18.82
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                               $  (0.09)     $  (0.08)   $ (0.06)      $   (0.05)   $  (0.06)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        1.06          2.98       4.39           (6.84)       2.27
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $   0.97      $   2.90    $  4.33       $   (6.89)   $   2.21
Distributions to shareowners:
 Net realized gain                                                       --            --      (0.06)          (2.15)      (2.40)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   0.97      $   2.90    $  4.27       $   (9.04)   $  (0.19)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.73      $  16.76    $ 13.86       $    9.59    $  18.63
==================================================================================================================================
Total return*                                                          5.79%(b)     20.92%     45.46%         (41.79)%     13.72%
Ratio of net expenses to average net assets                            1.15%         1.21%      1.29%           1.25%       1.23%
Ratio of net investment loss to average net assets                    (0.44)%       (0.61)%    (0.39)%         (0.25)%     (0.34)%
Portfolio turnover rate                                                  81%           88%        91%             38%         52%
Net assets, end of period (in thousands)                           $362,504      $387,037    $73,077       $  97,154    $308,921
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          1.15%         1.21%      1.29%           1.25%       1.23%
 Net investment loss                                                  (0.44)%       (0.61)%    (0.39)%         (0.25)%     (0.34)%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                          1.15%         1.21%      1.29%           1.25%       1.23%
 Net investment loss                                                  (0.44)%       (0.61)%    (0.39)%         (0.25)%     (0.34)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 5.61%.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year        Year          Year         Year
                                                                    Ended        Ended       Ended         Ended        Ended
                                                                    11/30/11     11/30/10    11/30/09 (a)  11/30/08     11/30/07
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 15.62      $ 13.04     $  9.09       $ 17.93      $ 18.24
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.24)     $ (0.20)    $ (0.17)      $ (0.17)     $ (0.18)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        0.99         2.78        4.18         (6.52)        2.27
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                $  0.75      $  2.58     $  4.01       $ (6.69)     $  2.09
Distributions to shareowners:
 Net realized gain                                                       --           --       (0.06)        (2.15)       (2.40)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.75      $  2.58     $  3.95       $ (8.84)     $ (0.31)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 16.37      $ 15.62     $ 13.04       $  9.09      $ 17.93
=================================================================================================================================
Total return*                                                          4.80%(b)    19.79%      44.43%       (42.37)%      13.48%
Ratio of net expenses to average net assets                            2.07%        2.14%       2.31%         2.00%        1.98%
Ratio of net investment loss to average net assets                    (1.37)%      (1.54)%     (1.44)%       (1.00)%      (1.09)%
Portfolio turnover rate                                                  81%          88%         91%           38%          52%
Net assets, end of period (in thousands)                            $13,090      $13,565     $ 5,017       $ 4,457      $10,345
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          2.07%        2.25%       2.31%         2.00%        1.98%
 Net investment loss                                                  (1.37)%      (1.64)%     (1.44)%       (1.00)%      (1.09)%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                          2.07%        2.14%       2.31%         2.00%        1.98%
 Net investment loss                                                  (1.37)%      (1.54)%     (1.44)%       (1.00)%      (1.09)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
(b) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 4.67%.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11    27

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year         Year          Year         Year
                                                                   Ended         Ended        Ended         Ended        Ended
                                                                   11/30/11      11/30/10     11/30/09 (a)  11/30/08     11/30/07
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $ 17.10       $  14.08     $  9.70       $  18.77     $ 18.92
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                               $ (0.00)(b)   $  (0.02)    $ (0.01)      $     --     $ (0.02)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       1.06           3.04        4.45          (6.92)       2.27
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $  1.06       $   3.02     $  4.44       $  (6.92)    $  2.25
Distributions to shareowners:
 Net realized gain                                                      --             --       (0.06)         (2.15)      (2.40)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  1.06       $   3.02     $  4.38       $  (9.07)    $ (0.15)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.16       $  17.10     $ 14.08       $   9.70     $ 18.77
==================================================================================================================================
Total return*                                                         6.20%(d)      21.45%      46.08%        (41.62)%     13.87%
Ratio of net expenses to average net assets                           0.71%          0.74%       0.97%          1.00%       0.98%
Ratio of net investment loss to average net assets                   (0.00)%(c)     (0.14)%     (0.05)%           --       (0.09)%
Portfolio turnover rate                                                 81%            88%         91%            38%         52%
Net assets, end of period (in thousands)                           $83,460       $107,870     $81,580       $115,533     $66,510
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         0.71%          0.74%       0.97%          1.00%       0.98%
 Net investment loss                                                 (0.00)%(c)     (0.14)%     (0.05)%           --       (0.09)%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         0.71%          0.74%       0.97%          1.00%       0.98%
 Net investment loss                                                 (0.00)%(c)     (0.14)%     (0.05)%           --       (0.09)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
(b)  Rounds to less than $0.01 or $(0.01) per share.
(c)  Rounds to less than 0.01% or (0.01)%.
(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 6.08%.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Notes to Financial Statements | 11/30/11

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and stated liabilities of the Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009 pursuant to an agreement and plan of reorganization (the reorganization) that was approved by the shareholders of the predecessor fund on May 8, 2009. The predecessor fund exchanged all of its net assets of Class A, Class C and Class I shares for the Fund's Class A, Class C and Class Y shares, respectively, in a one-to-one exchange ratio. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     29

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At November 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


30     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in-capital, depending on the type of book/tax differences that may exist.

   At November 30, 2011, the Fund had a net capital loss carryforward of $24,592,449, which will expire in 2017 if not utilized. Included in this amount is $15,787,724 which, as a result of the reorganization with Pioneer Mid Cap Growth Fund on January 22, 2010, may be subject to limitations imposed by the Internal Revenue Code.

   At November 30, 2011, the Fund reclassified $1,948,261 to decrease accumulated net investment loss, $15,766 to increase accumulated net realized loss and $1,932,495 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   There were no distributions paid during the years ended November 30, 2011 and November 30, 2010.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     31

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2011:

   ---------------------------------------------------------------------------
                                                                         2011
   ---------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                     $(24,592,449)
   Net unrealized gain                                             71,366,550
   ---------------------------------------------------------------------------
     Total                                                        $46,774,101
   ===========================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $29,003 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2011.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $549,409 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


32     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     33

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor fund through May 15, 2009. For the year ended November 30, 2011, the effective management fee was equivalent to 0.62% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 1.00% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A and Class Y shares, and through April 1, 2012 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,875 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2011, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------------------------------------
 Shareholder Communications:
-----------------------------------------------------------------------------
 Class A                                                             $241,557
 Class C                                                               16,483
 Class Y                                                                6,655
-----------------------------------------------------------------------------
   Total                                                             $264,695
=============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,152 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2011.


34     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,721 in distribution fees payable to PFD at November 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2011, CDSCs in the amount of $1,600 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2011, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. At November 30, 2011, the Fund had no borrowings under this agreement.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     35

7. Reorganization Information

On January 22, 2010, Pioneer Mid Cap Growth Fund was reorganized into Pioneer Select Mid Cap Growth Fund. This reorganization was accomplished on January 22, 2010 ("Closing Date"), by exchanging all of Pioneer Mid Cap Growth Fund's assets and liabilities for Pioneer Select Mid Cap Growth Fund's shares. Shareowners holding Class A and Class B shares of Pioneer Mid Cap Growth Fund received Class A shares of Pioneer Select Mid Cap Growth Fund. Shareowners holding Class C and Class Y shares of Pioneer Mid Cap Growth Fund received Class C and Class Y shares, respectively, of Pioneer Select Mid Cap Growth Fund in the reorganization. The following charts show the details of the reorganization as of the Closing Date:

------------------------------------------------------------------------------------------------
                             Pioneer Select         Pioneer                Pioneer Select
                             Mid Cap Growth         Mid Cap Growth         Mid Cap Growth
                             (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
------------------------------------------------------------------------------------------------
 Net Assets
 Class A                     $ 71,697,717           $273,289,348           $353,441,567
 Class B*                    $         --           $  8,454,502           $         --
 Class C                     $  5,241,793           $  6,624,151           $ 11,865,944
 Class Y                     $ 81,296,445           $ 23,125,351           $104,421,796
------------------------------------------------------------------------------------------------
 Total Net Assets            $158,235,955           $311,493,352           $469,729,307
------------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                        4,989,728             22,112,527             24,596,120
 Class B*                              --                864,536                     --
 Class C                          388,305                643,974                878,983
 Class Y                        5,569,254              1,829,321              7,153,182

------------------------------------------------------------------------------------------------
                                                    Exchange               Shares Issued
                                                    Ratio                  in Reorganization
------------------------------------------------------------------------------------------------
 Class A                                            0.0696                 19,606,392
 Class B                                            0.0696                         --
 Class C                                            0.0741                    490,678
 Class Y                                            0.0685                  1,583,928

------------------------------------------------------------------------------------------------
                             Accumulated
                             Net Investment         Unrealized             Accumulated
                             Loss on                Appreciation           Loss on
                             Closing Date           on Closing Date        Closing Date
------------------------------------------------------------------------------------------------
 Pioneer Mid-Cap Growth Fund $(701,157)             $51,896,368            $(95,280,640)

* Class B shares converted to Class A shares upon reorganization.

36     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "Fund"), including the schedule of investments, as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended November 30, 2008 were audited by another independent registered public accounting firm, whose report, dated January 28, 2009, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2012

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


38     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     39

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may


40     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11
be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


42     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2009.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2009.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin) (until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management
                            S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL Real
                            Estate Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                            (2004 - 2011); Director of Fiduciary Counseling, Inc.; President
                            and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11    43

Independent Trustees

--------------------------------------------------------------------------------
                     Position Held      Length of Service
Name and Age         with the Fund      and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)   Trustee            Trustee since 2009.
                                        Serves until a successor
                                        trustee is elected or
                                        earlier retirement or
                                        removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)    Trustee            Trustee since 2009.
                                        Serves until a successor
                                        trustee is elected or
                                        earlier retirement or
                                        removal.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate advi-       Director of Enterprise Com-
                     sory services company) (1997 - 2004 and 2008 - present);               munity Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately-    (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director
                     health care services company) (2004 - 2007); and Executive             of Oxford Analytica, Inc.
                     Vice President and Chief Financial Officer, Pedestal Inc.              (2008 - present); Director
                     (internet-based mortgage trading company (2000 - 2002)                 of The Swiss Helvetia Fund,
                                                                                            Inc. (closed-end fund)
                                                                                            (2010 - present); and
                                                                                            Director of New York
                                                                                            Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
                                                                                            (2004 - 2009)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial advi-       Director of Marriott Interna-
                     sory firm) (1991 - present); Senior Managing Director, Brock           tional, Inc. (2008 -
                     Capital Group, LLC (strategic business advisors) (2010 -               present); Director of Dis-
                     present); Managing Director, Federal Housing Finance Board             cover Financial Services
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and elec-
                     Vice President and Head of International Finance, Federal              tronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury,          Co. (engine manufacturer)
                     U.S. Treasury Department (1982 - 1984); and Vice President             (2004 - 2009); Former
                     and Team Leader in Corporate Banking, Bankers Trust Co.                Director of UAL Corporation
                     (1976 - 1982)                                                          (airline holding company)

44    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

--------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                            Other Directorships
Name and Age               with the Fund   and Term of Office    Principal Occupation   Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                (2006 - 2010); Director of
                                                                                        ManTech International Cor-
                                                                                        poration (national security,
                                                                                        defense, and intelligence
                                                                                        technology firm) (2006 -
                                                                                        present); Member, Board of
                                                                                        Governors, Investment Com-
                                                                                        pany Institute (2007 -
                                                                                        present); Member, Board of
                                                                                        Governors, Independent
                                                                                        Directors Council (2007 -
                                                                                        present) Former Director of
                                                                                        Brady Corporation (2000 -
                                                                                        2007); Former Director of
                                                                                        Mortgage Guaranty Insur-
                                                                                        ance Corporation (1991 -
                                                                                        2006); Former Director of
                                                                                        Millennium Chemicals, Inc.
                                                                                        (commodity chemicals)
                                                                                        (2002 -- 2005); Former
                                                                                        Director, R.J. Reynolds
                                                                                        Tobacco Holdings, Inc.
                                                                                        (tobacco) (1999 - 2005);
                                                                                        and Former Director of
                                                                                        Texaco, Inc. (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------

               Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11
45

--------------------------------------------------------------------------------
                            Position Held      Length of Service
Name and Age                with the Fund      and Term of Office
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee            Trustee since 2009.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee            Trustee since 2009.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.
--------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee            Trustee since 2009.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee            Trustee since 2009.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                            University (1972 - present)                                        Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund com-
                                                                                               plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                            private investor (2004 - 2008); and Senior Executive Vice Presi-   communications and securi-
                            dent, The Bank of New York (financial and securities services)     ties processing provider for
                            (1986 - 2004)                                                      financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and member, Board of Gov-
                                                                                               ernors, Investment Company
                                                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------

46    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

Fund Officers

--------------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager - Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary          None
                             of all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                             Funds from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration           None
                             and Controllership Services of Pioneer; and Assistant Treasurer
                             of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     47

--------------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age            Principal Occupation                                               Held by this Officer
-----------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager - Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
-----------------------------------------------------------------------------------------------------------------


48    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

                           This page for your notes.



            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     49

                           This page for your notes.



50     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

                           This page for your notes.



            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11     51

                           This page for your notes.



52     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Funds, including fees associated with the filings of its Form N-1A, totaled approximately $105,158 in 2011 and approximately
$105,158 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended
November 30, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $24,870 in 2011 and $24,870 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended
November 30, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds' audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. For the years ended November 30, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately $24,870 in 2011 and $24,870 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 27, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 27, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 27, 2012

* Print the name and title of each signing officer under his or her signature.